UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2011

Date of reporting period:	October 1, 2010 — September 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Annual report
9|30|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified
Income Trust

Annual report
9 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	115

About the Trustees	116

Officers	118

Consider these risks before investing: Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Funds that invest in government securities are not guaranteed. Lower-rated bonds may offer higher yields in return for more risk. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Message from the Trustees

Dear Fellow Shareholder:

Markets have reflected a heightened state of investor anxiety in recent weeks and months. The deepening European sovereign debt crisis, the potential for an economic slowdown in the United States, and the deceleration of growth by economic powerhouse China have all diminished investors’ appetite for risk.

While volatility may linger for some time, it is important to note that Putnam’s active portfolio managers continue to pursue investment opportunities around the world. In fact, during times when emotion drives market movements, nimble investors have historically had the best opportunities to take advantage of market inefficiencies.

We believe that in volatile markets, it is important to consult your financial advisor to help determine whether your portfolio reflects an appropriate degree of diversification. We also note that Putnam continues to bolster its lineup of funds that seek to limit volatility or guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Diversified Income Trust

# A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

**The fund's management team has an average of more than 20 years of experience.**

**D. William Kohli**
Portfolio Manager
Co-Head of Fixed Income

**Kevin Murphy**
Portfolio Manager

**Paul Scanlon**
Portfolio Manager
Co-Head of Fixed Income

**Michael Salm**
Portfolio Manager
Co-Head of Fixed Income

**Michael Atkin**
Portfolio Manager
(Not pictured here)

## Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to mortgage-backed securities and government bonds.

| | Putnam Diversified Income Trust | Barclays Capital U.S. Aggregate Bond Index |
|---|---|---|
| High-yield corporate bonds | 29% | — |
| Non-agency residential (MBS) | 21% | — |
| Agency collateralized mortgage obligations | 17% | — |
| Emerging-market bonds | 17% | 2% |
| Net cash | 10% | — |
| Bank loans | 2% | — |
| Investment-grade corporate bonds | 2% | 20% |
| Commercial mortgage-backed securities (MBS) | 2% | 2% |
| Sovereign debt | 1% | — |
| Agency pass-through | — | 33% |
| Municipal bonds | — | 1% |
| U.S. agency securities | — | 6% |
| International agency securities | — | 2% |
| U.S. Treasuries | — | 34% |

*Weightings are shown as a percentage of the fund's net assets as of 9/30/11. Allocations and holdings in each sector will vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Percentages may not add up to 100% due to rounding. For more information on current fund holdings, see pages 24–95.*

## The potential to perform well even in a rising rate environment

With short-term interest rates hovering near zero, they can't get much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

4.92 years
1.13 years
Fund duration
Fund benchmark duration

**Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.**

*The fund's primary benchmark is the Barclays Capital U.S. Aggregate Bond Index.*

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

D. William Kohli

What was the investment environment like during the fund’s fiscal year ended September 30, 2011?

The past 12 months consisted of two starkly different investment environments. From October to April, so-called “risk assets,” such as stocks, corporate bonds, and emerging-market debt, posted solid gains. In part, this rally was spurred by the Federal Reserve’s [the Fed’s] announcement in November of a second round of quantitative easing, dubbed “QE2.” Under the program, the Fed committed to purchase an additional $600 billion of Treasury bonds by the end of June 2011. Investors had widely anticipated the Fed’s announcement, and Treasury rates jumped higher in the fourth quarter of 2010 and early months of 2011 as investors reallocated to other asset classes.

In early summer, however, this upward trend stalled as investors tried to gauge the implications of the disasters in Japan and the subsequent supply-chain disruptions, as well as some weaker-than-expected economic data in the United States. A series of negative headlines followed, including the threat of political impasse surrounding attempts to raise the federal debt ceiling, Standard & Poor’s (S&P) downgrade of U.S. Treasury debt, and continued challenges in the European sovereign debt negotiations. The result was a significant sell-off in the third quarter of 2011, which was the worst sell-off for a range of risk assets since the financial crisis unraveled markets in 2008.

As you mentioned, S&P cut its AAA rating of U.S. Treasury debt in August, yet Treasuries were one of the better-performing sectors during the period. How did that affect the fund’s performance?

As has been the case for some time, the fund was positioned so that it was not

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

dependent on declining interest rates to drive returns. The S&P downgrade, in many ways, reinforced investors’ perception that financial markets across the board were deteriorating, and sparked a flight to what many believe remains the safest asset available: U.S. Treasuries. The fund had no direct exposure to Treasury bonds, and had low or negative duration — or interest-rate exposure — for most of the quarter, so the rally in Treasuries detracted from the fund’s relative performance. That said, we have not changed our view on how attractive Treasuries are.

We believe the risk of higher interest rates far outweighs the potential benefits derived from owning Treasuries offering yields at or near historic lows.

What detracted from the fund’s performance relative to its benchmark?

The lack of exposure to Treasuries was one of the biggest detractors from relative performance. The fund’s positions in spread sectors produced flat to slightly negative returns over the trailing 12 months due entirely to the severity of the third-quarter downturn.

From a sector standpoint, our overweight position in high-yield bonds detracted from relative returns. Spreads — which reflect the difference in yields between a bond

Credit qualities are shown as a percentage of net assets as of 9/30/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

and a similarly dated Treasury — widened significantly for high-yield debt during the third quarter as investors reduced their risk exposure.

Our allocation to non-agency residential mortgage-backed securities [RMBS] and interest-only collateralized mortgage obligations [CMO IOs] also detracted. While both types of securities are derived from pools of mortgages, RMBS are generally sensitive to credit, or default, risks, while CMO IOs are more sensitive to changes in prepayment rates. Although the fundamentals underpinning the RMBS market were fairly stable over the period, investors lost their appetite for credit risk in the third quarter, and RMBS, like high-yield bonds, sold off. Meanwhile, there was some speculation over the period that the federal government was weighing the introduction of new initiatives to help homeowners refinance their mortgages.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/11. Short-term holdings and TBA commitments are excluded. Holdings will vary over time.

Shortly after the end of the reporting period, the Federal Housing Finance Authority announced modifications to the existing Home Affordable Refinance Program (HARP) by allowing certain “underwater” borrowers who are current on their payments to refi-nance their loans at market rates. IO spreads widened sharply in the weeks leading up to the announcement, and our CMO IO position detracted from relative performance. I should note that in implementing our CMO IO strategy, we used interest-rate swaps and options to hedge the fund’s duration — or sensitivity to interest-rate changes — to isolate the prepayment risks associated with these securities, which we believed offered attractive return potential.

All three of these sectors — high yield, RMBS, and CMO IOs — remain significant allocations for the fund, and we believe that fundamentally they remain quite attractive. Valuations on high-yield bonds are currently indicative of an imminent severe recession, a scenario we find unlikely. Default rates in high-yield bonds remain extremely low by historical measures and corporate earnings continue to show signs of strength, both of which are positive signals for the sector. In the RMBS sector, the securities we hold in the fund generally are less sensitive to interest-rate changes and offer cash flows at the top of the capital structure. While short-term volatility has pressured the sector, we continue to believe the longer-term return potential for these securities is compelling, and not necessarily reliant on an improving housing market. Even given an uptick in prepayments, from a fundamental point of view, IO cash flows remain extremely attractive in the context of what remain historically low prepayment rates and continued housing market weakness, and we remain optimistic on the longer-term potential for the sector.

How is the fund positioned in international markets?

With the prospect of a Greek default a distinct possibility and the fallout difficult to predict, we continue to have little to no exposure to European sovereign debt within the portfolio. The bigger question, in our minds, is whether

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

emerging markets can continue to perform in the face of a loss of investors’ appetite for risk. While the long-term fundamental outlook for emerging markets remains attractive, developing debt markets — especially those of small and open economies — are highly sensitive to capital flows. Any acceleration in outflows could lead to losses in what has been one of the best-performing asset classes over the past decade. We continue to be highly selective in our positioning within emerging-market debt and currencies, and currently are maintaining a defensive stance.

We believe that over the next few months, recent rallies in more volatile currencies could reverse course, leading to a continued appreciation in the U.S. dollar, particularly versus emerging Asian market currencies. Given the ongoing challenges facing developed Europe and recent moves to begin recapital-izing European banks, we have maintained an underweight position in the euro.

As in domestic holdings, our long-term preference globally is to position for higher rates. Given the significant discrepancies among global economies, however, we are implementing our interest-rate strategies on a case-by-case basis. I should note that the fund uses futures and swaps, two common types of derivatives, in establishing our positions on interest rates and the shape of the yield curve.

What is your outlook?

In our view, the prospect of a recession in Europe now seems likely, while the chance of a recession in the United States is meaningfully higher than it was just three months ago. That said, we maintain our belief that the most likely trajectory for the U.S. economy is one of continued slow growth over the near term. The major headwinds facing consumers earlier in the year — notably, high food and energy prices — have abated, and we believe the prospects are good for already-lean corporations to surprise on the upside in the final months of the calendar year.

Despite the macroeconomic challenges facing U.S. markets — including high unemployment, a stalled housing market, and below-average GDP growth — we believe the fundamentals across a range of fixed-income sectors remain attractive. We believe investors’ flight to quality has led to even more compelling valuations in so-called spread sectors, and we intend to tactically allocate to those areas we find most undervalued.

As I mentioned earlier, we continue to have limited exposure to interest-rate risk across our portfolios, although we have been cognizant of the possibility of heightened turbulence over the short term and have taken steps intended to reduce some of the fund’s price volatility, such as increasing our position in the U.S. dollar and increasing the fund’s duration. For longer-term shareholders, we believe that our active management strategy of allocating to sectors that offer what we believe are appealing combinations of risk and return potential should prove prudent should investors regain an appetite for risk and the extreme volatility of recent months subsides.

Thank you, Bill, for bringing us up to date on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s dividend rate was decreased three times during the annual period ended September 30, 2011. The per-share dividend for class A shares declined from $0.067 to $0.061 effective November 2010, from $0.061 to $0.050 effective February 2011, and from $0.050 to $0.037 effective June 2011. The reductions were due to a decrease in interest income due to the low-interest-rate environment, variable cash flows from mortgage-related securities, further declines in interest rates, and a decrease in interest income due to declining yields in the market place. Similar reductions were made to other class shares.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Kevin Murphy, Michael Salm, and Paul Scanlon.

IN THE NEWS

U.S. corporations are holding more cash on their books than at any time in nearly 50 years. At the end of June, non-financial companies held more than $2 trillion in cash and other liquid assets, according to the Federal Reserve (the Fed). This marks an increase of more than $88 billion since the end of March. Cash accounted for 7.1% of all company assets, according to the Fed, the highest level since 1963. The Fed’s analysis does not include the substantial amount of cash that U.S. companies hold overseas. While critics are putting pressure on companies to use the cash to invest or create more jobs, others say the sizeable cash holdings could provide an important buffer for U.S. companies if European bank woes should spark a global financial crisis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.53%	6.34%	5.72%	5.72%	5.71%	5.71%	6.23%	6.08%	6.24%	6.68%

10 years	77.17	70.01	64.32	64.32	63.59	63.59	72.40	66.78	71.89	80.40
Annual average	5.89	5.45	5.09	5.09	5.05	5.05	5.60	5.25	5.57	6.08

5 years	15.32	10.75	11.28	9.80	10.76	10.76	13.86	10.17	13.33	16.26
Annual average	2.89	2.06	2.16	1.89	2.06	2.06	2.63	1.96	2.53	3.06

3 years	25.53	20.47	22.84	20.11	22.63	22.63	24.52	20.46	24.33	26.22
Annual average	7.87	6.40	7.10	6.30	7.04	7.04	7.58	6.40	7.53	8.07

1 year	–2.04	–5.99	–2.69	–7.24	–2.68	–3.59	–2.22	–5.43	–2.21	–1.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,432 and $16,359, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,678. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,189 and $18,040, respectively.

Comparative index returns For periods ended 9/30/11

	Barclays Capital	Citigroup Non-U.S.	JPMorgan	Lipper Multi-Sector
	U.S. Aggregate	World Government	Developed High	Income Funds
	Bond Index	Bond Index	Yield Index	category average†

Annual average (life of fund)	7.33%	7.29%	—*	7.34%

10 years	73.49	115.32	141.53%	95.99
Annual average	5.66	7.97	9.22	6.88

5 years	37.17	45.41	43.51	29.70
Annual average	6.53	7.77	7.49	5.29

3 years	25.87	26.28	47.19	30.44
Annual average	7.97	8.09	13.75	9.20

1 year	5.26	4.14	3.54	1.02

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/11, there were 178, 140, 101, 72, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.598		$0.536	$0.538	$0.575		$0.575	$0.622

Capital gains	—		—	—	—		—	—

Total	$0.598		$0.536	$0.538	$0.575		$0.575	$0.622

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/10	$8.08	$8.42	$8.01	$7.97	$7.97	$8.24	$8.00	$8.04

9/30/11	7.35	7.66	7.29	7.25	7.25	7.49	7.28	7.30

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	6.04%	5.80%	5.27%	5.30%	5.96%	5.77%	5.93%	6.41%

Current 30-day SEC yield [2]	N/A	6.51	6.00	6.00	N/A	6.31	6.52	7.04

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Annualized expense ratio for the six-month period
ended 9/30/11*	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2011, to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.72	$8.32	$8.32	$5.92	$5.92	$3.52

Ending value (after expenses)	$921.20	$918.30	$917.90	$920.10	$920.40	$922.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2011, use the following calculation method. To find the value of your investment on April 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.96	$8.74	$8.74	$6.23	$6.23	$3.70

Ending value (after expenses)	$1,020.16	$1,016.39	$1,016.39	$1,018.90	$1,018.90	$1,021.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quin-tile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 164, 127 and 98 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three- and five-year periods ended December  31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance in 2007 suffered largely as a result of the fund being underweight to non-dollar, emerging markets and high-yield investments relative to its Lipper peers, and that performance in 2008 was hurt by the fund’s investments in commercial and residential mortgage-backed securities, which exhibited significant volatility during the economic downturn in 2008. The Trustees also considered that the fund’s relative performance over the one year-period ended December 31, 2010 showed marked improvement, with the fund placing in the first quartile of its Lipper peer group. They also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses. The Trustees noted that one of your fund’s portfolio managers, Rob Bloemker, had left Putnam Management in March 2011, but noted that a new portfolio manager had been added to the team in April 2011 and that the remaining management team had significant long-term experience.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2011, Putnam employees had approximately $298,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the fund), including the fund’s portfolio, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 17, 2011

The fund’s portfolio 9/30/11

CORPORATE BONDS AND NOTES (38.4%)*		Principal amount	Value

Basic materials (2.8%)
Associated Materials, LLC company guaranty sr. notes
9 1/8s, 2017		$3,689,000	$2,988,090

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		3,317,000	3,001,885

Catalyst Paper Corp. 144A company guaranty sr. notes 11s,
2016 (Canada)		385,000	250,250

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		3,895,000	4,026,456

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		2,735,000	2,693,975

CEMEX SAB de CV 144A company guaranty sr. notes 9s,
2018 (Mexico)		585,000	396,338

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.347s, 2013 (Netherlands)		989,000	880,210

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		103,000	107,635

Dynacast International, LLC/Dynacast Finance, Inc. 144A notes
9 1/4s, 2019		815,000	764,063

Exopack Holding Corp. 144A sr. notes 10s, 2018		2,235,000	2,089,725

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		6,299,000	6,299,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		4,748,000	4,486,860

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,302,000	2,129,350

Georgia-Pacific, LLC 144A company guaranty 7 1/8s, 2017		2,315,000	2,425,930

Grohe Holding GmbH 144A company guaranty sr. notes FRN
5.528s, 2017 (Germany)	EUR	4,548,000	5,502,477

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		$2,979,000	2,182,118

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		1,725,000	1,423,125

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		2,841,000	2,720,258

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		1,700,000	1,653,250

INEOS Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	1,150,000	1,481,677

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$2,425,000	2,388,625

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	3,407,000	3,168,304

Lyondell Chemical Co. sr. notes 11s, 2018		$10,095,000	10,902,600

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		5,352,000	5,766,780

Momentive Performance Materials, Inc. notes 9s, 2021		3,930,000	2,692,050

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014
(In default) †		1,516,000	1,125,630

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		835,000	824,563

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		4,425,000	4,336,500

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,471,000	2,427,758

CORPORATE BONDS AND NOTES (38.4%)* cont.	Principal amount		Value

Basic materials cont.
PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	3,742,000	$5,197,278

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$1,365,000	1,429,838

Pregis Corp. company guaranty notes FRN 6.605s, 2013	EUR	490,000	592,579

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$1,470,000	1,337,700

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		900,000	1,035,000

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
sub. notes 7 5/8s, 2014	EUR	465,000	613,796

Sealed Air Corp. 144A sr. unsec. notes 8 3/8s, 2021 Δ		$970,000	979,700

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015
(Ireland)		569,000	546,240

Smurfit Kappa Treasury company guaranty sr. unsec. unsub. debs
7 1/2s, 2025 (Ireland)		82,000	74,620

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		1,533,000	1,632,645

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		5,048,000	5,300,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012		989,000	1,011,253

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		2,451,000	2,438,745

Styrolution GmbH 144A sr. notes 7 5/8s, 2016 (Germany)	EUR	905,000	897,147

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		$1,000	1,176

Thompson Creek Metals Co., Inc. 144A company guaranty
sr. notes 7 3/8s, 2018 (Canada)		1,535,000	1,381,500

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		3,250,000	3,185,000

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		3,021,000	2,885,055

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		1,100,000	759,000

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014		2,780,000	2,891,200

			115,325,354
Capital goods (1.9%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		2,229,000	2,234,573

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		3,995,000	4,074,900

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		1,229,000	1,155,260

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		590,000	554,600

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		1,147,000	1,192,880

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡	EUR	670,000	666,929

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		$870,000	704,700

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	500,000	624,272

Ardagh Packaging Finance PLC 144A company guaranty sr. notes
7 3/8s, 2017 (Ireland)	EUR	685,000	855,253

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$4,330,000	4,535,675

Berry Plastics Corp. company guaranty notes FRN 4.222s, 2014		3,095,000	2,599,800

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		1,347,000	1,144,950

Berry Plastics Corp. notes 9 3/4s, 2021		331,000	281,350

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Capital goods cont.
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		$2,050,000	$2,070,500

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		1,835,000	1,835,000

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	475,000	616,351

Graham Packaging Co., LP/GPC Capital Corp. company guaranty
sr. unsec. notes 8 1/4s, 2017		$1,425,000	1,433,906

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		5,224,000	5,197,880

Kratos Defense & Security Solutions, Inc. 144A company guaranty
sr. notes 10s, 2017		255,000	253,725

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,734,000	4,710,549

Mueller Water Products, Inc. company guaranty sr. unsec. unsub.
notes 8 3/4s, 2020		1,080,000	1,063,800

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,533,000	3,250,360

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		1,445,000	1,452,225

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	1,430,000	1,701,440

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016
(France)	EUR	1,019,000	1,364,408

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 8 3/4s, 2016		$1,410,000	1,413,525

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. notes 8 3/4s, 2016 (Luxembourg)	EUR	2,660,000	3,419,223

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		$1,600,000	1,488,000

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		4,375,000	3,718,750

Reynolds Group Issuer, Inc. 144A sr. notes 6 7/8s, 2021
(New Zealand)		465,000	418,500

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s, 2021
(New Zealand)		680,000	537,200

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A sr. notes 7 7/8s, 2019		885,000	854,025

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A sr. unsec. notes
9 7/8s, 2019		885,000	778,800

Ryerson, Inc. company guaranty sr. notes 12s, 2015		3,661,000	3,661,000

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		2,190,000	2,200,950

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,830,000	1,775,100

Terex Corp. sr. unsec. sub. notes 8s, 2017		808,000	715,080

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		4,660,000	4,566,800

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		2,229,000	2,318,160

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018		4,200,000	4,273,500

Zinc Capital SA 144A sr. notes 8 7/8s, 2018 (Luxembourg)	EUR	1,540,000	1,593,060

			79,306,959

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Communication services (4.5%)
AMC Networks, Inc. 144A company guaranty sr. unsec notes
7 3/4s, 2021		$1,265,000	$1,296,625

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		940,000	949,400

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		800,000	833,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		4,600,000	4,680,500

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		2,470,000	2,321,800

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		3,219,000	3,122,430

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		6,006,000	5,945,940

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		804,000	793,950

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018		4,835,000	4,254,800

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017		1,250,000	1,212,500

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		8,959,000	7,592,753

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		126,000	106,155

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020		3,282,000	2,855,340

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		2,065,000	2,049,513

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		4,740,000	4,757,775

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		950,000	978,500

CSC Holdings LLC sr. notes 6 3/4s, 2012		364,000	370,370

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		5,803,000	6,259,986

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		4,769,000	4,482,860

EH Holding Corp. 144A sr. notes 6 1/2s, 2019		2,190,000	2,107,875

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021		4,358,000	4,194,575

Equinix, Inc. sr. unsec. notes 7s, 2021		1,840,000	1,830,800

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		2,405,000	2,332,850

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		5,296,000	5,097,400

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		4,928,000	4,940,320

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
7 1/2s, 2021 (Bermuda)		2,960,000	2,752,800

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		16,216,093	13,945,840

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		2,801,000	2,429,868

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		1,920,000	1,651,200

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)	EUR	1,855,000	2,407,485

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Communication services cont.
Kabel Deutchland GmbH 144A sr. notes 6 1/2s, 2018 (Germany)	EUR	1,560,000	$2,085,105

Level 3 Escrow, Inc. 144A sr. unsec. notes 8 1/8s, 2019		$515,000	455,131

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 1/4s, 2014		4,179,000	4,126,763

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		1,699,000	1,580,070

Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		386,000	384,070

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		5,905,000	5,757,375

Musketeer GmbH 144A company guaranty sr. notes 9 1/2s, 2021
(Germany)	EUR	665,000	823,035

Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013		$684,000	668,610

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		3,892,000	4,261,740

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		2,000,000	2,040,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		3,406,000	3,576,300

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		4,202,000	4,401,595

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	2,520,000	2,873,917

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		$1,530,000	1,530,000

Qwest Communications International, Inc. company guaranty
Ser. B, 7 1/2s, 2014		2,400,000	2,400,000

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	658,800

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,326,875

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019		3,850,000	4,042,500

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016		1,130,000	1,183,675

Sprint Capital Corp. company guaranty 8 3/4s, 2032		2,000,000	1,737,500

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,610,000	2,698,475

Sprint Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2012		2,495,000	2,519,950

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		9,600,000	8,928,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		3,527,000	3,033,220

Sunrise Communications Holdings SA 144A company guaranty
sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	730,000	911,760

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	495,000	639,061

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	540,000	592,247

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	2,398,000	3,117,101

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	1,624,000	2,170,147

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	1,990,000	2,650,419

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Communication services cont.
Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	242,000	$396,726

Wind Acquisition Finance SA sr. notes Ser. REGS, 11 3/4s,
2017 (Netherlands)	EUR	2,193,000	2,430,042

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Netherlands)	EUR	4,110,000	4,657,117

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Netherlands)		$1,900,000	1,622,125

Wind Acquisition Holding company guaranty sr. notes Ser. REGS,
12 1/4s, 2017 (Luxembourg) ‡‡	EUR	1,850,000	2,018,858

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		$710,000	715,325

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		2,884,000	2,920,050

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		780,000	752,700

			187,241,594
Conglomerates (—%)
SPX Corp. company guaranty sr. unsec. notes 6 7/8s, 2017		750,000	768,750

SPX Corp. sr. unsec. notes 7 5/8s, 2014		1,096,000	1,172,720

			1,941,470
Consumer cyclicals (6.8%)
Academy, Ltd./Academy Finance Corp. 144A company guaranty
sr. unsec. notes 9 1/4s, 2019		360,000	334,800

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015		570,000	438,900

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		5,155,000	3,969,350

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		3,145,000	2,453,100

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		3,785,000	3,425,425

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		1,998,000	1,928,070

American Casino & Entertainment Properties LLC sr. notes
11s, 2014		3,488,000	3,374,640

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021		2,390,000	2,312,325

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		1,030,000	1,014,550

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		2,870,000	2,927,400

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015		1,030,000	695,250

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019		956,000	607,060

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014		3,635,000	2,908,000

Boyd Gaming Corp. 144A sr. notes 9 1/8s, 2018		600,000	493,500

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		793,000	699,823

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020		1,185,000	1,208,700

Building Materials Corp. 144A sr. notes 7s, 2020		2,425,000	2,418,938

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		830,000	805,100

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Building Materials Corp. 144A sr. notes 6 3/4s, 2021		$1,965,000	$1,866,750

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019		1,865,000	1,585,250

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018		6,970,000	4,147,150

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		5,125,000	5,169,844

Carlson Wagonlit BV company guaranty sr. sec. notes FRN
Ser. REGS, 7.36s, 2015 (Netherlands)	EUR	3,120,000	3,135,593

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018		$855,000	882,788

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015		2,870,000	1,836,800

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		2,760,000	2,173,500

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016		590,000	472,000

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
sr. notes 8 1/4s, 2021		3,825,000	2,954,813

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		680,000	642,600

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡		4,051,328	3,676,580

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021		4,178,000	3,102,165

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		606,000	313,605

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		6,329,000	6,471,403

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		685,000	688,425

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS,
7 1/8s, 2018 (Netherlands)	EUR	2,472,000	3,101,495

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		$3,470,000	2,923,475

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		588,000	632,100

DISH DBS Corp. company guaranty 7 1/8s, 2016		2,345,000	2,374,313

DISH DBS Corp. company guaranty 6 5/8s, 2014		5,395,000	5,455,694

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015		1,219,000	1,249,475

DISH DBS Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2021		2,807,000	2,680,685

FelCor Lodging Escrow, LP 144A sr. notes 6 3/4s, 2019 R		3,355,000	3,002,725

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		3,477,000	3,616,080

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		5,605,000	5,413,959

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		1,480,000	1,472,600

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		2,635,000	2,607,330

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018		1,934,000	1,895,320

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		3,045,000	2,755,725

Grupo Televisa, S.A.B. sr. unsec. bonds 6 5/8s, 2040 (Mexico)		900,000	949,500

Grupo Televisa, S.A.B. sr. unsec. notes 6s, 2018 (Mexico)		1,410,000	1,536,900

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		2,197,000	2,131,090

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Hanesbrands, Inc. sr. unsec. notes 8s, 2016		$970,000	$1,025,775

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R		2,400,000	2,400,000

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		7,600,000	8,170,000

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		1,780,000	1,617,575

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		5,588,000	5,099,050

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	7,307,000	8,680,272

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$3,760,000	3,835,200

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	265,000	326,252

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		$655,000	722,138

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		4,258,000	4,002,520

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		340,000	343,400

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		2,175,000	2,199,469

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	6,292,000	6,381,708

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		$1,000,000	900,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		2,075,000	2,266,575

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		1,765,000	101,488

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		765,000	690,413

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017		1,375,000	1,192,813

MGM Resorts International company guaranty sr. notes 9s, 2020		1,490,000	1,547,738

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		915,000	777,750

Michaels Stores, Inc. company guaranty 11 3/8s, 2016		1,295,000	1,311,188

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019		7,065,000	5,687,325

Navistar International Corp. sr. notes 8 1/4s, 2021		4,793,000	4,912,825

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		1,890,000	1,644,300

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018		1,790,000	1,825,800

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021		2,240,000	1,803,200

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018		2,343,000	2,167,275

Owens Corning company guaranty sr. unsec. notes 9s, 2019		7,852,000	9,265,360

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		2,466,000	2,613,960

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		1,713,000	1,695,870

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		1,280,000	1,286,400

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		1,085,000	1,114,838

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		2,900,000	2,921,750

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015		$1,295,000	$1,246,438

Ply Gem Industries, Inc. company guaranty sr. notes 8 1/4s, 2018		427,000	348,005

Polish Television Holding BV sr. notes stepped-coupon Ser. REGS,
11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	5,530,000	7,599,449

QVC Inc. 144A sr. notes 7 1/2s, 2019		$1,890,000	2,012,850

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017		5,156,000	3,428,740

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		695,000	524,725

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018		3,500,000	3,465,000

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		3,273,000	3,084,803

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		3,139,000	2,566,133

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		1,825,000	1,788,500

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		525,000	494,813

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016		1,645,000	1,735,475

Sears Holdings Corp. company guaranty 6 5/8s, 2018		1,678,000	1,384,350

Standard Pacific Corp. company guaranty sr. unsec. unsub. notes
7s, 2015		206,000	193,640

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016		1,010,000	1,015,050

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		375,000	370,313

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		505,000	486,063

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017		2,265,000	2,208,375

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		3,247,000	3,433,703

Travelport LLC company guaranty 11 7/8s, 2016		2,243,000	885,985

Travelport LLC company guaranty 9 7/8s, 2014		431,000	282,305

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		4,952,000	2,896,920

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	1,395,000	1,876,378

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$5,495,000	5,769,750

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	270,000	350,644

Universal City Development Partners, Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015		$1,667,000	1,808,695

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		3,715,000	2,897,700

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		2,324,000	2,178,750

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		2,875,000	2,558,750

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		1,160,000	1,218,000

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Consumer cyclicals cont.
XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		$816,000	$913,920

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		6,034,000	6,094,340

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		1,680,000	1,612,800

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		4,720,000	4,012,000

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		3,303,000	3,369,060

			281,575,312
Consumer staples (2.6%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2015	BRL	16,800,000	9,074,238

Archibald Candy Corp. company guaranty sub. notes 10s, 2011
(In default) † F		$562,539	18,001

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		1,293,000	1,280,070

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		5,577,000	5,381,805

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		1,492,000	1,536,760

Central Garden & Pet Co. company guaranty
sr. sub. notes 8 1/4s, 2018		2,191,000	2,092,405

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		1,330,000	1,177,050

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		4,065,000	2,926,800

Constellation Brands, Inc. company guaranty sr. unsec. notes
7 1/4s, 2017		2,193,000	2,302,650

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		2,401,000	2,521,050

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		6,495,000	6,819,750

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		560,000	567,000

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		2,498,000	2,354,365

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		4,296,000	4,263,780

Dole Food Co. 144A sr. notes 8s, 2016		1,710,000	1,748,475

EC Finance PLC company guaranty sr. bonds Ser. REGS, 9 3/4s,
2017 (United Kingdom)	EUR	5,243,000	5,103,713

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$2,115,000	2,115,000

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	1,900,000	2,127,423

Foodcorp (Pty), Ltd. 144A company guaranty sr. notes 8 3/4s,
2018 (South Africa)	EUR	1,045,000	1,184,501

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		$58,000	58,000

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		800,000	764,000

Hertz Holdings Netherlands BV sr. sec. bonds Ser. REGS,
8 1/2s, 2015 (Netherlands)	EUR	1,000,000	1,313,953

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	2,129,000	2,797,406

CORPORATE BONDS AND NOTES (38.4%)* cont.	Principal amount	Value

Consumer staples cont.
JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021	$9,125,000	$7,528,125

Landry’s Restaurants, Inc. company guaranty sr. notes
11 5/8s, 2015	540,000	542,700

Landry’s Restaurants, Inc. 144A company guaranty sr. notes
11 5/8s, 2015	911,000	915,555

Libbey Glass, Inc. sr. notes 10s, 2015	574,000	601,265

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	2,730,000	2,784,600

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	5,475,000	5,228,625

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	1,745,000	1,378,550

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	595,000	620,288

Roadhouse Financing, Inc. notes 10 3/4s, 2017	1,410,000	1,307,775

Service Corporation International sr. notes 7s, 2019	970,000	979,700

Service Corporation International sr. notes 7s, 2017	3,136,000	3,245,760

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	3,865,000	4,386,775

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018	3,360,000	3,578,400

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	2,790,000	2,699,325

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	2,070,000	2,390,850

United Rentals North America, Inc. company guaranty sr. unsec.
sub. notes 8 3/8s, 2020	900,000	823,500

Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes
10s, 2016	4,025,000	4,236,313

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	1,415,000	1,376,088

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	2,430,000	2,284,200

		106,436,589
Energy (7.4%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	2,185,000	2,037,513

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	2,352,000	2,199,120

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	1,505,000	1,782,251

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	3,610,000	3,939,067

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	1,945,000	2,181,948

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	3,630,000	3,484,800

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	3,000,000	2,850,000

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	3,278,000	3,269,805

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	643,000	447,689

Brigham Exploration Co. company guaranty sr. unsec. notes
8 3/4s, 2018	3,619,000	3,872,330

Brigham Exploration Co. company guaranty sr. unsec. notes
6 7/8s, 2019	765,000	745,875

Carrizo Oil & Gas, Inc. company guaranty sr. unsec notes
8 5/8s, 2018	4,581,000	4,489,380

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	1,640,000	1,640,000

CORPORATE BONDS AND NOTES (38.4%)* cont.	Principal amount		Value

Energy cont.
Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017		$6,070,000	$5,887,900

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		260,000	237,250

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		5,240,000	5,908,100

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021		1,947,000	1,849,650

Complete Production Services, Inc. company guaranty 8s, 2016		1,657,000	1,657,000

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		3,280,000	3,181,600

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	3,105,000	2,338,713

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		$1,829,000	1,925,023

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		8,151,000	8,517,795

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2021		375,000	361,875

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		5,652,000	5,793,300

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		3,793,000	4,001,615

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		5,316,000	4,757,820

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021		1,264,000	1,074,400

Forbes Energy Services Ltd. 144A company guaranty sr. unsec.
notes 9s, 2019		2,205,000	2,039,625

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A company
guaranty sr. notes 7 1/8s, 2018		2,260,000	2,293,900

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		1,810,000	1,764,750

Gazprom OAO Via Gaz Capital SA 144A sr. sec. bond 9 1/4s,
2019 (Russia)		3,305,000	3,892,629

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. 6.51s, 2022
(Russia)		1,090,000	1,068,200

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)		1,280,000	1,248,000

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)		740,000	812,165

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)		8,525,000	9,476,816

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019		4,480,000	4,323,200

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		6,624,000	6,723,360

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		3,379,000	3,328,315

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021		3,846,000	3,499,860

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	773,000	1,202,355

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019		$965,000	810,600

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021		1,310,000	1,260,875

CORPORATE BONDS AND NOTES (38.4%)* cont.	Principal amount	Value

Energy cont.
Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	$2,918,000	$3,063,900

Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 6 1/8s, 2020 (Russia)	5,000,000	4,650,000

Lukoil International Finance BV 144A company guaranty
sr. unsec. unsub. bonds 6.656s, 2022 (Russia)	7,380,000	6,974,100

Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2019 (Russia)	2,920,000	2,943,126

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	1,905,000	1,824,038

Milagro Oil & Gas 144A notes 10 1/2s, 2016	3,295,000	2,636,000

Nak Naftogaz Ukraine govt. guaranty unsec. notes 9 1/2s,
2014 (Ukraine)	3,725,000	3,549,441

Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020	1,000,000	1,030,000

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	2,650,000	2,663,250

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	2,895,000	2,981,850

Offshore Group Investments, Ltd. 144A company guaranty
sr. notes 11 1/2s, 2015 (Cayman Islands)	715,000	736,450

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s, 2014
(Canada) (In default) †	812,000	511,560

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s, 2014
(Canada) (In default) †	755,000	475,650

Peabody Energy Corp. company guaranty 7 3/8s, 2016	7,463,000	8,199,971

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	208,000	218,660

Pemex Project Funding Master Trust company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2035 (Mexico)	1,140,000	1,222,650

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)	6,500,000	6,987,500

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	1,575,000	1,811,250

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)	11,705,000	12,296,530

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	6,525,000	6,596,775

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	1,350,000	1,515,375

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	27,200,000	15,300,000

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/2s, 2037 (Venezuela)	3,200,000	1,424,000

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	3,000,000	1,372,500

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016
(Venezuela)	5,000,000	2,866,700

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	24,700,000	16,826,875

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)	14,010,000	8,537,834

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	12,565,000	8,261,488

CORPORATE BONDS AND NOTES (38.4%)* cont.	Principal amount	Value

Energy cont.
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	$6,425,000	$5,718,250

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	10,500,000	11,025,000

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
6 1/2s, 2041 (Mexico)	1,000,000	1,070,590

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)	1,165,000	1,377,613

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	1,465,000	1,567,550

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	2,900,000	2,987,000

Plains Exploration & Production Co. company guaranty 7s, 2017	2,380,000	2,380,000

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 10s, 2016	1,180,000	1,280,300

Power Sector Assets & Liabilities Management Corp. 144A govt.
guaranty sr. unsec. notes 7.39s, 2024 (Philippines)	2,790,000	3,180,600

Power Sector Assets & Liabilities Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)	2,100,000	2,383,500

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	500,000	475,000

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,710,000	1,846,800

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	1,640,000	1,746,600

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	3,321,000	3,387,420

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,885,000	2,668,625

SandRidge Energy, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	565,000	519,800

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	8,298,000	7,800,120

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	1,105,000	1,099,475

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	875,000	871,593

Williams Cos., Inc. (The) notes 7 3/4s, 2031	844,000	1,013,212

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,115,000	1,321,849

		307,374,839
Financials (6.9%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019	2,380,000	2,112,250

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	1,815,000	1,581,065

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012	212,000	213,325

Ally Financial, Inc. company guaranty sr. unsec. notes
6 7/8s, 2012	1,379,000	1,404,856

Ally Financial, Inc. company guaranty sr. unsec. notes
6 5/8s, 2012	1,304,000	1,315,410

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	4,595,000	4,543,306

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	7,290,000	6,597,450

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.526s, 2014	168,000	144,229

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Financials cont.
Ally Financial, Inc. unsec. sub. notes 8s, 2018		$1,333,000	$1,213,030

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058		4,543,000	4,009,198

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017 (Brazil)	BRL	1,745,000	954,074

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		$11,405,000	10,889,749

Boparan Holdings PLC 144A company guaranty sr. unsec. unsub.
notes 9 3/4s, 2018 (United Kingdom)	EUR	1,030,000	1,097,640

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.086s, 2012		$1,287,375	1,283,947

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037		1,958,000	1,869,890

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		1,235,000	1,185,600

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017		1,000,000	1,127,500

CIT Group, Inc. 144A bonds 7s, 2017		13,030,000	12,639,100

CIT Group, Inc. 144A bonds 7s, 2016		4,811,000	4,666,670

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	2,870,575

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018		1,137,000	1,176,795

Commerzbank Capital Funding Trust jr. unsec. sub. bonds bank
guaranty zero %, 2016	EUR	3,250,000	1,570,141

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		$2,420,000	2,347,400

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,659,000	2,213,695

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017		3,000,000	3,382,500

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB
6.071s, perpetual maturity (Jersey)		2,541,000	1,524,600

HSBC Capital Funding LP bank guaranty jr. unsec. sub. bonds FRB
5.13s, Perpetual maturity (Jersey)	EUR	1,092,000	1,187,818

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015		$375,000	346,875

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		270,000	259,200

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		5,270,000	5,250,238

Industry & Construction Bank St. Petersburg OJSC Via Or-ICB
unsec. sub. notes FRN 5.01s, 2015 (Luxembourg)		1,750,000	1,598,100

ING Groep NV jr. unsec. sub. notes 5.775s, perpetual maturity
(Netherlands)		3,310,000	2,424,575

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		345,000	300,150

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		2,500,000	2,694,308

JPMorgan Chase & Co. 144A unsec. unsub. notes 8s, 2012	INR	76,000,000	1,571,830

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		$3,482,000	3,551,640

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		4,365,000	4,124,925

Majapahit Holding BV 144A company guaranty sr. unsec. notes
8s, 2019 (Indonesia)		2,575,000	2,884,000

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		10,660,000	11,850,722

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2038		935,000	1,056,550

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R		$1,083,000	$1,028,850

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		2,543,000	2,606,575

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015		4,159,000	3,836,678

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		2,376,000	2,266,110

RBS Capital Trust III jr. unsec. sub. notes bank guaranty zero %,
2049 (United Kingdom)		3,375,000	1,518,750

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser. MTN,
7.64s, 2049 (United Kingdom)		3,300,000	1,650,000

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 3/4s, 2018 (Russia)		1,890,000	1,970,325

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 1/8s, 2014 (Russia)		6,575,000	6,706,500

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sub.
notes FRN 6s, 2021 (Russia)		6,000,000	5,127,033

Sabra Health Care LP/Sabra Capital Corp. company guaranty
sr. unsec. unsub. notes 8 1/8s, 2018 R		715,000	664,950

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		1,398,000	1,438,138

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		7,805,000	5,619,600

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		1,665,000	1,658,956

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, 2015 (Jersey)	EUR	1,771,000	1,537,904

UBS AG/Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN,
7.152s, 2017 (Jersey)	EUR	2,000,000	2,129,433

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s,
2015 (United Kingdom)		$3,400,000	2,924,442

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.161s, 2014		245,000	213,150

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		2,840,000	2,935,779

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		12,300,000	11,592,750

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		4,335,000	4,183,275

VTB Bank OJSC Via VTB Capital SA 144A bank guaranty sr. unsec.
notes 6.551s, 2020 (Russia)		5,000,000	4,575,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 7 1/2s,
2011 (Russia)		2,616,000	2,616,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		38,586,000	38,971,734

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		50,831,000	49,051,915

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes
6.609s, 2012 (Russia)		12,594,000	12,778,880

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes
6.465s, 2015 (Russia)		3,000,000	2,992,500

			285,630,153

CORPORATE BONDS AND NOTES (38.4%)* cont.	Principal amount		Value

Health care (1.7%)
Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		$1,901,000	$1,791,693

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,064,510

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		$1,876,000	1,932,280

Capella Healthcare, Inc. 144A company guaranty sr. notes
9 1/4s, 2017		1,610,000	1,529,500

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	3,075,000	3,955,933

CDRT Merger Sub, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019		$3,134,000	2,898,950

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2015		4,707,000	4,624,628

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	865,000	1,062,439

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$7,250,000	6,380,000

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		595,000	571,200

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		1,770,000	1,699,200

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)		2,426,000	2,510,910

Endo Pharmaceuticals Holdings, Inc. 144A company guaranty
sr. unsec. notes 7s, 2019		1,880,000	1,887,050

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,386,800

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		3,523,000	3,523,000

HCA, Inc. company guaranty sr. notes 7 7/8s, 2020		1,500,000	1,552,500

HCA, Inc. sr. notes 6 1/2s, 2020		7,236,000	7,037,010

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		2,650,000	2,424,750

IASIS Healthcare, LLC/IASIS Capital Corp. 144A sr. notes
8 3/8s, 2019		5,450,000	4,414,500

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,635,000	1,618,650

Select Medical Corp. company guaranty 7 5/8s, 2015		448,000	388,080

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		1,505,000	1,429,750

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		834,910	801,514

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019		2,400,000	2,376,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		1,683,000	1,821,848

Tenet Healthcare Corp. sr. notes 9s, 2015		4,307,000	4,543,885

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		2,627,000	2,778,053

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020		350,000	309,750

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018		900,000	814,500

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017		350,000	322,438

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016		238,000	154,700

			70,606,021
Technology (1.5%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020		3,373,000	3,305,540

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡		406,000	297,395

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		4,594,000	3,353,620

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Technology cont.
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		$1,070,000	$909,500

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		1,566,000	1,260,630

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		4,299,000	3,546,675

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)		1,755,000	1,588,275

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020		859,000	893,360

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017		2,376,000	2,471,040

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡		7,646,219	6,365,477

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016		727,000	490,725

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		820,000	770,800

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		680,000	603,500

First Data Corp. 144A sr. bonds 12 5/8s, 2021		5,423,000	4,013,020

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020		2,477,000	2,477,000

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018		5,480,000	5,699,200

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020		2,300,000	2,328,750

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		4,150,000	4,233,000

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)		4,103,000	4,287,635

Seagate HDD Cayman 144A company guaranty sr. unsec. notes
7 3/4s, 2018 (Cayman Islands)		1,985,000	1,945,300

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		5,159,000	5,210,590

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		2,062,000	1,917,660

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		3,115,000	3,052,700

			61,021,392
Transportation (0.2%)
AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		3,325,000	3,341,625

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		1,912,000	2,069,740

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018		4,130,000	3,675,700

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		1,848,000	1,238,160

			10,325,225
Utilities and power (2.1%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		6,690,000	6,723,450

AES Corp. (The) 144A sr. notes 7 3/8s, 2021		1,960,000	1,852,200

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s, 2018
(Luxembourg)	CHF	6,917,000	6,952,143

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		$1,995,000	1,955,100

Calpine Corp. 144A sr. notes 7 1/4s, 2017		6,892,000	6,650,780

Cenrais Electricas Brasileiras SA 144A sr. unsec. unsub. notes
6 7/8s, 2019 (Brazil)		500,000	560,000

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)		2,495,000	2,898,020

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019		6,270,000	3,793,350

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	438,180

CORPORATE BONDS AND NOTES (38.4%)* cont.		Principal amount	Value

Utilities and power cont.
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		$1,055,000	$981,150

Edison Mission Energy sr. unsec. notes 7.2s, 2019		605,000	344,850

Edison Mission Energy sr. unsec. notes 7s, 2017		90,000	53,550

El Paso Corp. sr. unsec. notes 7s, 2017		4,910,000	5,500,020

El Paso Natural Gas Co. debs. 8 5/8s, 2022		2,976,000	3,813,057

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020		8,180,000	7,934,600

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		7,590,000	7,400,250

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		4,506,000	4,629,915

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		3,475,000	3,249,125

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		530,000	498,200

GenOn Energy, Inc. sr. unsec. unsub. notes 7 5/8s, 2014		1,500,000	1,466,250

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		490,000	503,475

NRG Energy, Inc. company guaranty 7 3/8s, 2017		4,975,000	5,124,250

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 7/8s, 2021		8,735,000	7,992,525

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		1,370,000	1,430,092

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017		955,000	965,236

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		520,000	608,680

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		2,175,000	1,740,000

Vattenfall Treasury AB company guaranty jr. unsec. sub. bond
FRB 5 1/4s, 2049 (Sweden)	EUR	819,000	1,084,986

			87,143,434

Total corporate bonds and notes (cost $1,710,348,754)			$1,593,928,342

MORTGAGE-BACKED SECURITIES (30.3%)*		Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 07-1, Class 2A1,
4.864s, 2037		$5,797,860	$3,246,801

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	877,500
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	591,111
Ser. 07-5, Class XW, IO, 0.587s, 2051		227,039,739	3,719,819

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.358s, 2036		10,673,462	6,884,383
FRB Ser. 07-B, Class A1, 0.441s, 2047		27,843,397	15,940,345
FRB Ser. 06-H, Class 6A1, 0.421s, 2036		9,566,187	4,783,094

Barclays Capital, LLC Trust
FRB Ser. 07-AA2, Class 12A1, 0.445s, 2047		22,605,351	10,624,515
FRB Ser. 07-AA1, Class 2A1, 0.415s, 2037		36,956,627	19,032,663

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 07-1,
Class 2A1, 5.626s, 2047		14,655,365	7,913,897

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 36A1, 5.935s, 2036		61,000,233	37,210,142
FRB Ser. 06-3, Class 35A1, 5.623s, 2036		49,058,179	30,170,780
FRB Ser. 06-1, Class 23A1, 5.23s, 2036		3,497,476	2,120,345
FRB Ser. 05-9, Class 11A1, 0.495s, 2035		7,492,111	3,708,595

MORTGAGE-BACKED SECURITIES (30.3%)* cont.	Principal amount		Value

Bear Stearns Asset Backed Securities Trust
FRB Ser. 06-IM1, Class A3, 0.515s, 2036		$17,393,430	$4,022,231
FRB Ser. 06-IM1, Class A1, 0.465s, 2036		6,736,040	3,435,380

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 5.305s, 2037		7,793,339	3,802,308
FRB Ser. 07-AR1, Class A2, 0.395s, 2037		48,612,202	27,101,303

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.072s, 2044		148,544,291	636,218

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.883s, 2014 (United Kingdom)	GBP	2,491,896	2,725,077
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	1,094,530	1,282,448

Countrywide Alternative Loan Trust
FRB Ser. 05-84, Class 4A1, 5.736s, 2036		$69,069,436	40,750,967
FRB Ser. 06-HY11, Class A1, 0.355s, 2036		30,562,125	16,503,548

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.593s, 2035		295,432	41,765
FRB Ser. 05-R3, Class AF, 0.635s, 2035		290,190	240,858

Credit Suisse Mortgage Capital Certificates Ser. 07-C5, Class A3,
5.694s, 2040		4,457,000	4,643,472

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		2,599,000	869,527

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 06-AR1, Class 1A3, 0.565s, 2036		61,197,643	21,419,175
FRB Ser. 06-AR6, Class A6, 0.425s, 2037		26,047,631	12,242,387
FRB Ser. 06-AR3, Class A1, 0.425s, 2036		8,957,149	3,493,288
FRB Ser. 06-AR4, Class A2, 0.425s, 2036		8,208,636	3,375,802
FRB Ser. 07-AR3, Class 2A2A, 0.415s, 2037		36,870,629	21,108,435
FRB Ser. 06-AR6, Class A4, 0.405s, 2037		44,244,253	24,998,003
FRB Ser. 06-AR3, Class A5, 0.405s, 2036		33,715,865	20,608,822
FRB Ser. 07-AR2, Class A1, 0.385s, 2037		11,385,854	5,465,210
FRB Ser. 07-AR2, Class A4, 0.37s, 2037		7,401,916	3,626,939

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	2,123,355

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.683s, 2014 (United Kingdom) F	GBP	427,922	100,278

Federal National Mortgage Association Grantor Trust
IFB Ser. 06-8, Class HP, 23.707s, 2036		$2,054,227	3,278,033
IFB Ser. 05-45, Class DA, 23.56s, 2035		4,230,256	6,718,962
IFB Ser. 05-83, Class QP, 16.784s, 2034		672,783	920,335
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036		68,010	11,950
IFB Ser. 11-51, Class SJ, IO, 6.315s, 2041		66,718,778	10,265,351
IFB Ser. 11-51, Class SM, IO, 5.615s, 2041		91,137,705	11,572,666
IFB Ser. 10-46, Class WS, IO, 5.515s, 2040		96,397,477	10,105,348
Ser. 399, Class 2, IO, 5 1/2s, 2039		496,639	64,272
Ser. 374, Class 6, IO, 5 1/2s, 2036		15,796,336	2,091,593
Ser. 10-21, Class IP, IO, 5s, 2039		21,053,458	2,910,114
Ser. 10-92, Class CI, IO, 5s, 2039		20,684,382	2,378,704
Ser. 398, Class C5, IO, 5s, 2039		13,998,658	1,663,041
Ser. 09-31, Class PI, IO, 5s, 2038		120,369,037	17,436,855

MORTGAGE-BACKED SECURITIES (30.3%)* cont.	Principal amount	Value

Federal National Mortgage Association Grantor Trust
Ser. 10-13, Class EI, IO, 5s, 2038	$9,496,157	$786,920
Ser. 378, Class 19, IO, 5s, 2035	15,116,097	1,882,377
Ser. 10-110, Class BI, IO, 5s, 2025	79,844,981	7,779,297
Ser. 404, Class 2, IO, 4 1/2s, 2040	835,636	116,956
Ser. 366, Class 22, IO, 4 1/2s, 2035	11,652,832	979,421
Ser. 406, Class 2, IO, 4s, 2041	76,547,210	10,716,609
Ser. 406, Class 1, IO, 4s, 2041	47,933,590	6,710,703
Ser. 405, Class 2, IO, 4s, 2040	908,557	144,515
Ser. 03-W10, Class 1, IO, 1.469s, 2043	11,526,636	518,699
Ser. 00-T6, IO, 0.783s, 2030	11,240,639	236,457
Ser. 01-T1, Class 1, IO, 0.719s, 2040	680,273	15,665
Ser. 01-50, Class B1, IO, 0.403s, 2041	634,241	7,928
Ser. 02-W8, Class 1, IO, 0.339s, 2042	16,421,797	174,482
Ser. 99-51, Class N, PO, zero %, 2029	201,861	187,924
IFB Ser. 06-48, Class FG, zero %, 2036	80,745	75,782

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.684s, 2032	1,235,933	2,002,745
IFB Ser. 3408, Class EK, 24.872s, 2037	1,019,707	1,512,071
IFB Ser. 2979, Class AS, 23.434s, 2034	620,489	858,589
IFB Ser. 3727, Class PS, IO, 6.471s, 2038	38,780,318	5,633,404
IFB Ser. 3287, Class SE, IO, 6.471s, 2037	15,590,259	2,172,970
IFB Ser. 3706, Class BS, IO, 6.371s, 2040	14,261,500	2,733,217
IFB Ser. 3677, Class SA, IO, 6.321s, 2040	95,243,082	11,093,914
IFB Ser. 3485, Class SI, IO, 6.321s, 2036	8,232,293	1,084,934
IFB Ser. 3747, Class CS, IO, 6.271s, 2040	8,585,425	1,622,903
IFB Ser. 3907, Class SA, IO, 6.221s, 2041	67,103,520	13,118,738
IFB Ser. 3852, Class TB, 5.771s, 2041	46,474,883	48,685,229
IFB Ser. 3768, Class PS, IO, 5.771s, 2036	29,421,116	4,048,126
Ser. 3672, Class PI, IO, 5 1/2s, 2039	21,655,250	2,639,775
Ser. 3645, Class ID, IO, 5s, 2040	11,548,885	1,314,032
Ser. 3687, Class CI, IO, 5s, 2038	31,620,870	4,192,611
Ser. 3653, Class KI, IO, 5s, 2038	42,594,487	4,558,462
Ser. 3632, Class CI, IO, 5s, 2038	13,257,325	1,463,609
Ser. 3626, Class DI, IO, 5s, 2037	9,220,792	630,333
Ser. 3623, Class CI, IO, 5s, 2036	8,343,176	875,767
Ser. 3934, Class AS, IO, 4 1/2s, 2041 Δ	14,621,000	2,956,183
Ser. 3934, Class BS, IO, 4 1/2s, 2041 Δ	15,632,750	2,896,944
Ser. 3747, Class HI, IO, 4 1/2s, 2037	10,795,220	1,328,407
Ser. 3738, Class MI, IO, 4s, 2034	95,212,286	10,513,931
Ser. 3736, Class QI, IO, 4s, 2034	91,440,586	9,740,565
Ser. 3740, Class KI, IO, 4s, 2033	50,814,553	4,618,535
Ser. 3707, Class HI, IO, 4s, 2023	20,950,492	1,395,931
Ser. 3707, Class KI, IO, 4s, 2023	21,525,802	1,162,178
Ser. T-56, Class A, IO, 0.524s, 2043	336,629	6,101
Ser. T-56, Class 3, IO, 0.472s, 2043	11,237,555	5,268
Ser. T-57, Class 1AX, IO, 0.43s, 2043	9,517,661	133,502
Ser. T-56, Class 1, IO, 0.292s, 2043	405,152	253
Ser. T-56, Class 2, IO, 0.121s, 2043	363,075	340
Ser. 3369, PO, zero %, 2037	7,815	7,729
Ser. 3314, PO, zero %, 2036	514,933	471,684

MORTGAGE-BACKED SECURITIES (30.3%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. 3124, Class DO, PO, zero %, 2036	$66,083	$57,234
Ser. 2947, Class AO, PO, zero %, 2035	16,649	16,008
Ser. 2692, Class TO, PO, zero %, 2033	7,805	7,807
Ser. 1208, Class F, PO, zero %, 2022	168,727	149,324
FRB Ser. 3072, Class TJ, zero %, 2035	18,387	18,387
FRB Ser. 3326, Class WF, zero %, 2035	431,468	405,580
FRB Ser. 3030, Class EF, zero %, 2035	93,967	84,570
FRB Ser. 3412, Class UF, zero %, 2035	34,361	34,049
FRB Ser. 3007, Class LU, zero %, 2035	19,693	15,755

Federal National Mortgage Association
IFB Ser. 11-101, Class SC, IO, 6.3s, 2040	4,364,000	831,909
IFB Ser. 11-101, Class BS, IO, 5.85s, 2039	17,409,949	2,698,890
IFB Ser. 11-101, Class SA, IO, 5.7s, 2041	2,310,000	414,368

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.098s, 2020	16,319,932	424,318

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	3,121,100	1,544,030

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	525,066	456,807

Government National Mortgage Association
IFB Ser. 11-56, Class SG, 6.843s, 2041	55,607,814	60,817,710
IFB Ser. 11-56, Class MS, 6.841s, 2041	100,153,549	108,869,912
IFB Ser. 10-142, Class SA, IO, 6.47s, 2039	42,225,673	6,597,761
IFB Ser. 10-151, Class SL, IO, 6.47s, 2039	30,662,350	5,656,897
IFB Ser. 10-85, Class AS, IO, 6.42s, 2039	41,340,587	7,105,413
IFB Ser. 10-163, Class SI, IO, 6.4s, 2037	35,779,454	5,835,987
IFB Ser. 10-98, Class QS, IO, 6.37s, 2040	46,099,754	7,672,843
IFB Ser. 10-47, Class HS, IO, 6.37s, 2039	17,061,975	2,901,389
IFB Ser. 10-157, Class SN, IO, 6.321s, 2038	57,639,231	9,151,957
IFB Ser. 10-88, Class SA, IO, 6.32s, 2040	61,690,958	10,143,844
IFB Ser. 10-62, Class PS, IO, 6.27s, 2040	22,920,038	3,811,144
Ser. 11-140, Class BI, IO, 6s, 2040 Δ	34,814,783	4,743,514
IFB Ser. 11-79, Class AS, IO, 5.88s, 2037	48,980,030	6,136,796
IFB Ser. 10-113, Class DS, IO, 5.87s, 2039	45,832,898	6,726,894
IFB Ser. 10-115, Class SN, IO, 5.87s, 2038	29,227,932	4,516,592
IFB Ser. 10-115, Class AS, IO, 5.82s, 2040	79,712,131	13,769,473
IFB Ser. 10-116, Class SL, IO, 5.82s, 2039	29,592,884	4,945,267
IFB Ser. 10-168, Class SL, IO, 5.77s, 2040	36,347,705	6,059,162
IFB Ser. 10-121, Class SE, IO, 5.77s, 2040	51,871,455	7,565,452
IFB Ser. 11-70, Class SM, IO, 5.661s, 2041	32,221,000	9,139,487
IFB Ser. 11-70, Class SH, IO, 5.661s, 2041	33,097,000	9,398,224
Ser. 11-116, Class IB, IO, 5s, 2040	43,167,940	4,567,600
Ser. 11-81, Class MI, IO, 5s, 2040	24,327,455	4,044,439
IFB Ser. 11-12, Class IB, IO, 4.579s, 2040	21,069,349	3,228,246
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	34,717,563	5,337,825
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	43,879,022	7,139,995
Ser. 10-103, Class IN, IO, 4 1/2s, 2039	42,826,239	5,543,257
Ser. 11-70, PO, zero %, 2041	78,359,028	62,825,918
Ser. 06-36, Class OD, PO, zero %, 2036	76,897	73,214
Ser. 06-64, PO, zero %, 2034	190,384	179,303
Ser. 99-31, Class MP, PO, zero %, 2029	16,238	14,289

MORTGAGE-BACKED SECURITIES (30.3%)* cont.	Principal amount	Value

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC, IO,
0.382s, 2039	$452,229,366	$8,008,480

GSC Capital Corp. Mortgage Trust FRB Ser. 06-2, Class A1,
0.415s, 2036	3,233,920	1,493,466

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.527s, 2035	335,013	50,738
FRB Ser. 05-RP1, Class 1AF, 0.585s, 2035	335,013	264,660

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.057s, 2037	18,711,986	10,104,473

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR3, Class 3A1B, 5.014s, 2036	5,794,424	3,128,989
FRB Ser. 07-AR13, Class 4A1, 4.96s, 2037	6,474,336	2,557,363
FRB Ser. 07-AR5, Class 2A1, 4.901s, 2037	11,019,858	5,509,929
FRB Ser. 07-AR7, Class 2A1, 4.686s, 2037	9,953,218	4,976,609
FRB Ser. 06-AR25, Class 3A1, 2.932s, 2036	6,806,432	3,062,894
FRB Ser. 06-AR39, Class A1, 0.415s, 2037	30,653,509	14,100,614
FRB Ser. 06-AR35, Class 2A1A, 0.405s, 2037	17,452,339	8,837,568
FRB Ser. 06-AR15, Class A1, 0.355s, 2036	21,823,837	10,038,965

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.435s, 2037	27,278,486	12,154,557
FRB Ser. 06-A7, Class 1A1, 0.395s, 2036	24,896,591	11,950,364
FRB Ser. 06-A6, Class 1A1, 0.395s, 2036	4,149,039	2,222,445

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.186s, 2051	282,268,174	2,824,093

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,725,436
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,627,264

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.365s, 2037 F	9,950,825	4,875,904

Luminent Mortgage Trust FRB Ser. 06-7, Class 1A1, 0.415s, 2036	14,920,535	7,758,678

Merrill Lynch Mortgage Investors Trust FRB Ser. 06-A1, Class 1A1,
2.804s, 2036	23,668,489	13,266,188

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.424s, 2028	3,121,412	89,741

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	260,000	273,669
FRB Ser. 07-C1, Class A2, 5.918s, 2050	6,550,632	6,612,070

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.345s, 2049	6,040,054	5,847,527

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.357s, 2037	6,010,766	360,646
Ser. 07-C5, Class X, IO, 5.082s, 2049	9,881,320	716,396

Morgan Stanley Capital I Ser. 07-IQ14, Class A2, 5.61s, 2049	65,946	67,011

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039	13,869,752	11,095,802

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.987s, 2012	7,786	22

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	880,000	35,200

Residential Accredit Loans, Inc.
FRB Ser. 07-QA4, Class A1B, 0.445s, 2037	9,834,668	4,130,561
FRB Ser. 06-QA4, Class A, 0.415s, 2036	8,913,429	3,855,058

MORTGAGE-BACKED SECURITIES (30.3%)* cont.		Principal amount	Value

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018		$1,590,000	$1,590,000

Structured Adjustable Rate Mortgage Loan Trust FRB Ser. 07-4,
Class 1A1, 0.475s, 2037		12,116,743	4,846,697

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.023s, 2045		127,169,479	17,803,727
Ser. 07-4, Class 1A4, IO, 1s, 2045		67,946,335	2,760,320

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.467s, 2035		18,784,422	2,636,715
Ser. 05-RF3, Class 1A, IO, 5.29s, 2035		16,485,954	2,896,559
FRB Ser. 05-RF3, Class 1A, 0.585s, 2035		16,485,954	11,869,887
FRB Ser. 05-RF1, Class A, 0.585s, 2035		18,784,422	13,524,784

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO,
0.544s, 2046		78,643,556	1,269,307

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1, Class A2,
0.385s, 2036		23,183,688	9,505,312

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-0C2, Class A3, 0.545s, 2037		14,106,825	7,053,413

Total mortgage-backed securities (cost $1,294,427,772)			$1,259,729,666

FOREIGN GOVERNMENT AND AGENCY

BONDS AND NOTES (9.3%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$19,995,000	$15,996,000

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		3,495,000	3,332,587

Argentina (Republic of) sr. unsec. bonds FRB 0.45s, 2013		13,993,000	3,170,394

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		94,368,000	79,987,260

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	6,340,000	1,496,119

Argentina (Republic of) sr. unsec. unsub. bonds FRB 0.439s, 2012		$213,776,000	24,872,838

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY,
8.28s, 2033		5,255,940	3,652,878

Brazil (Federal Republic of) notes 10s, 2017	BRL	7,250	3,721,744

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	20,095	10,729,718

Chile (Republic of) notes 5 1/2s, 2020	CLP	1,856,500,000	3,736,845

Colombia (Republic of) bonds 6 1/8s, 2041		$2,875,000	3,257,375

Colombia (Republic of) unsec. unsub. bonds 4 3/8s, 2021		950,000	969,000

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		3,725,000	3,436,313

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s,
2013 (India)	INR	286,400,000	5,807,531

Germany (Federal Republic of) bonds 2 1/4s, 2020	EUR	31,680,000	44,168,802

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$9,340,000	9,767,679

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041		4,230,000	4,096,763

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		3,945,000	3,806,925

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		2,560,000	3,647,462

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		7,920,000	7,999,200

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038		1,875,000	2,353,125

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 7/8s, 2018		3,775,000	4,237,438

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2014		1,310,000	1,410,936

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037		3,255,000	3,702,628

FOREIGN GOVERNMENT AND AGENCY

BONDS AND NOTES (9.3%)* cont.	Principal amount/units		Value

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	123,450,000	$3,668,088

Iraq (Republic of) 144A bonds 5.8s, 2028		$2,905,000	2,294,950

Peru (Republic of) bonds 6.95s, 2031	PEN	30,650,000	11,409,514

Philippines (Republic of) sr. unsec. unsub. bonds 6 1/2s, 2020		$4,450,000	5,162,000

Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s, 2034		7,100,000	8,177,709

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		884,765	978,331

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		2,565,000	3,052,350

Sri Lanka (Republic of) 144A notes 7.4s, 2015		1,300,000	1,359,111

Turkey (Republic of) bonds 16s, 2012	TRY	885,000	492,779

Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021		$6,800,000	6,953,000

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		1,660,000	1,905,448

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		11,515,000	13,061,810

Turkey (Republic of) unsec. notes 6 3/4s, 2040		6,760,000	7,133,220

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		2,700,000	2,484,000

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		5,075,000	4,968,273

Ukraine (Government of) 144A bonds 7 3/4s, 2020		30,730,000	27,657,000

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		16,865,000	15,426,753

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		4,310,000	4,148,375

United Mexican States sr. unsec. notes Ser. A, 6.05s, 2040		725,000	819,250

Venezuela (Republic of) bonds 8 1/2s, 2014		2,850,000	2,496,743

Venezuela (Republic of) sr. unsec. bonds 9 1/4s, 2027		3,600,000	2,286,000

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		4,150,000	4,072,105

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		4,935,000	4,722,598

Total foreign government and agency bonds and notes (cost $378,560,204)			$384,086,967

ASSET-BACKED SECURITIES (8.9%)*	Principal amount		Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 0.385s, 2036		$429,000	$162,756

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.11s, 2034		272,267	80,769

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030		8,692,897	5,952,027

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-OPX1, Class A1A,
0.305s, 2037		3,604,215	1,261,475

Conseco Finance Securitizations Corp.
Ser. 00-1, Class A5, 8.06s, 2031		2,754,810	1,969,689
Ser. 00-4, Class A5, 7.97s, 2032		1,141,259	875,916
FRB Ser. 01-4, Class M1, 1.972s, 2033		2,391,000	1,294,779

Countrywide Asset Backed Certificates
FRB Ser. 07-12, Class 2A2, 0.735s, 2047		7,545,000	5,847,375
FRB Ser. 06-BC1, Class 2A3, 0.525s, 2036		9,191,000	5,847,774
FRB Ser. 07-3, Class 2A2, 0.405s, 2047		18,821,000	12,896,526
FRB Ser. 07-6, Class 2A2, 0.405s, 2037		7,600,000	5,852,000
FRB Ser. 06-8, Class 2A3, 0.395s, 2046		8,980,000	5,657,400
FRB Ser. 07-8, Class 2A2, 0.365s, 2037		26,566,000	20,588,650
FRB Ser. 06-25, Class 2A2, 0.355s, 2047		10,986,771	9,695,825
FRB Ser. 07-1, Class 2A2, 0.335s, 2037		27,658,502	23,233,142

ASSET-BACKED SECURITIES (8.9%)* cont.		Principal amount	Value

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		$3,783,685	$151,347

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF11, Class 2A3, 0.385s, 2036		15,794,000	7,818,030

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.235s, 2037		614,000	466,640

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.562s, 2043	EUR	7,263,000	5,945,641
FRB Ser. 03-2, Class 3C, 3.326s, 2043	GBP	2,706,624	2,579,340

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,412,289	3,911,496
Ser. 94-4, Class B2, 8.6s, 2019		2,410,050	1,201,549
Ser. 93-1, Class B, 8.45s, 2018		789,945	597,719
Ser. 95-F, Class B2, 7.1s, 2021		103,337	100,439

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45s, 2025		91,444	79,592

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031		15,996,575	15,976,579

GSAA Home Equity Trust
FRB Ser. 06-3, Class A3, 0.535s, 2036		39,084,870	18,467,601
FRB Ser. 05-15, Class 2A2, 0.485s, 2036		17,670,365	10,499,271
FRB Ser. 05-11, Class 3A4, 0.485s, 2035		15,795,029	12,241,148
FRB Ser. 06-19, Class A3A, 0.475s, 2036		9,431,139	3,866,767
FRB Ser. 07-3, Class A4A, 0.455s, 2047		22,952,402	9,984,295
FRB Ser. 07-4, Class A2, 0.435s, 2037		11,812,023	4,665,749
FRB Ser. 06-17, Class A2, 0.415s, 2036		10,157,881	4,012,363
FRB Ser. 06-16, Class A2, 0.405s, 2036		13,278,274	5,460,690
FRB Ser. 06-11, Class 2A2, 0.395s, 2036		36,887,848	14,755,139
FRB Ser. 06-9, Class A3, 0.395s, 2036		20,801,633	8,320,653
FRB Ser. 06-12, Class A2A, 0.385s, 2036		14,254,288	6,271,887
FRB Ser. 06-9, Class A2, 0.355s, 2036		9,136,953	3,654,781
FRB Ser. 07-4, Class A1, 0.335s, 2037		21,211,962	9,104,278
FRB Ser. 06-19, Class A1, 0.325s, 2036		12,803,611	5,121,445
FRB Ser. 06-17, Class A1, 0.295s, 2036		45,169,352	18,632,358
FRB Ser. 06-16, Class A1, 0.295s, 2036		50,227,738	20,091,095
FRB Ser. 06-12, Class A1, 0.285s, 2036		39,533,075	17,592,219
FRB Ser. 07-3, Class 2A1A, 0.207s, 2047		14,540,530	6,252,428

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.235s, 2030		2,582,614	71,022

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1, Class 2A1,
0.285s, 2036		765,174	325,199

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-WMC3,
Class A4, 0.385s, 2036		12,762,534	3,764,948

Lehman XS Trust FRB Ser. 05-6, Class 1A4, 0.615s, 2035		17,137,000	6,589,487

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.405s, 2037		23,037,451	10,366,853

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		843,991	843,446

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.435s, 2034		357,404	85,182

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A,
3.319s, 2038		2,000,000	1,440,000

Neon Capital, Ltd. 144A limited recourse sec.
notes Ser. 97, 1.105s, 2013 (Cayman Islands) F g		2,649,208	712,997

ASSET-BACKED SECURITIES (8.9%)* cont.	Principal amount		Value

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.395s, 2036		$478,982	$198,671
FRB Ser. 06-2, Class A2C, 0.385s, 2036		663,000	342,631

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		4,932,141	4,667,038
Ser. 00-D, Class A4, 7.4s, 2030		15,238,375	9,333,505
Ser. 01-D, Class A4, 6.93s, 2031		128,841	102,388
Ser. 01-C, Class A2, 5.92s, 2017		7,284,901	3,615,132
Ser. 01-C, Class A1, 5.16s, 2012		652,726	317,474
Ser. 02-A, Class A2, 5.01s, 2020		313,887	300,554

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030		428,529	411,388

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A3, 0.505s, 2036		13,392,000	5,423,760
FRB Ser. 07-RZ1, Class A2, 0.395s, 2037		631,822	359,968

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.445s, 2036		1,124,000	325,645

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO,
6.1s, 2028		1,019,659	149,019

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		3,921,033	470,524

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV, 6.84s, 2037		2,403,000	1,201,500

Total asset-backed securities (cost $431,135,844)			$370,456,973

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.4%)*	strike price	amount	Value

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5175% versus
the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	$332,878,556	$699,045

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5325% versus
the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	332,878,556	768,949

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	150,079,000	1,814,455

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	332,878,556	186,412

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	332,878,556	236,344

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.355%
versus the three month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	150,079,000	4,307,267

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	$333,871,000	$1,365,532

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.6075% versus
the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	164,611,000	332,514

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	150,079,000	1,049,052

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 2.85% versus
the three month USD-LIBOR-BBA maturing
November 7, 2021.	Nov-11/2.85	120,597,677	59,093

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.17% versus
the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	68,578,990	238

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	78,704,737	23,611

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	166,793,488	1,581,202

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	200,152,183	1,889,437

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	66,717,391	507,052

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	166,793,488	1,270,966

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	166,793,488	1,210,921

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
December 16, 2041.	Dec-11/4.12	98,101,786	85,349

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	333,871,000	333,871

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	$164,611,000	$253,501

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	150,079,000	1,013,033

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 2.85%
versus the three month USD-LIBOR-BBA maturing
November 7, 2021.	Nov-11/2.85	120,597,677	7,932,915

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.17%
versus the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	68,578,990	6,587,698

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	78,704,737	7,664,267

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.36%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	166,793,488	16,841,138

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.37%
versus the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	200,152,183	20,351,474

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	66,717,391	7,525,055

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	166,793,488	18,941,068

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	166,793,488	19,209,606

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 4.12%
versus the three month USD-LIBOR-BBA maturing
December 16, 2041.	Dec-11/4.12	98,101,786	28,808,569

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.045% versus
the three month USD-LIBOR-BBA maturing
December 13, 2041.	Dec-11/4.045	17,458,139	16,585

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.1175% versus
the three month USD-LIBOR-BBA maturing
December 9, 2041.	Dec-11/4.1175	83,402,550	55,046

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.045% versus
the three month USD-LIBOR-BBA maturing
December 13, 2041.	Dec-11/4.045	$17,458,139	$4,859,124

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.1175% versus
the three month USD-LIBOR-BBA maturing
December 9, 2041.	Dec-11/4.1175	83,402,550	24,481,985

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	332,878,556	912,087

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	332,878,556	1,015,280

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	150,079,000	837,441

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.355%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/4.355	99,164,306	18,841

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	332,878,556	326,221

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	332,878,556	386,139

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	150,079,000	712,875

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 3.855%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/3.855	99,164,306	23,772,659

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 23, 2013.	Dec-11/0.476	333,871,000	1,138,500

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 21, 2013.	Dec-11/0.53	333,871,000	891,436

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 4, 2014.	Dec-11/0.61	166,852,000	314,349

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA maturing
November 17, 2014.	Nov-11/0.715	$246,919,000	$819,174

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA maturing
December 19, 2014.	Dec-11/0.745	246,919,000	987,676

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA maturing
December 28, 2021.	Dec-11/2.01	88,823,000	2,472,832

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA maturing
January 25, 2022.	Jan-12/2.03	88,823,000	2,733,972

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA maturing
February 24, 2022.	Feb-12/2.0525	88,823,000	2,939,153

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA maturing
March 26, 2022.	Mar-12/2.075	88,823,000	3,115,023

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA maturing
December 14, 2041.	Dec-11/2.99	274,467,678	7,569,819

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA maturing
November 4, 2041.	Nov-11/4.0325	86,610,632	5,197

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
January 5, 2042.	Jan-12/4.60	131,138,536	43,276

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.476% versus the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	333,871,000	153,581

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.53% versus the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	333,871,000	263,758

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.61% versus the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	166,852,000	265,361

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.715% versus the three month USD-LIBOR-BBA
maturing November 17, 2014.	Nov-11/0.715	246,919,000	325,933

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.745% versus the three month USD-LIBOR-BBA
maturing December 19, 2014.	Dec-11/0.745	$246,919,000	$476,554

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.01% versus the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	88,823,000	1,080,976

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.03% versus the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	88,823,000	1,330,569

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.0525% versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	88,823,000	1,533,973

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.075% versus the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	88,823,000	1,704,513

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.99% versus the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	274,467,678	23,159,583

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.60% versus the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/3.60	131,138,536	24,935,993

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	86,610,632	24,099,408

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	150,079,000	1,296,683

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	167,402,762	1,270,587

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	93,911,146	672,404

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	150,079,000	3,640,917

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	167,402,762	18,655,364

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	$93,911,146	$10,842,042

Option on an interest rate swap with UBS AG
for the right to pay a fixed rate of 1.722% versus
the six month CHF-LIBOR-BBA maturing
January 23, 2014.	Jan-12/1.722	213,480,000	117,892

Total purchased options outstanding (cost $201,210,181)			$349,100,415

SENIOR LOANS (2.0%)* [c]	Principal amount		Value

Basic materials (0.2%)
American Rock Salt Co., LLC/American Rock Capital Corp. bank term
loan FRN 5 1/2s, 2017		$1	$—

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017		1,301,738	1,210,616

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2, 8s, 2014		1,287,025	1,270,937

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2, 7 1/2s, 2013		1,212,975	1,197,813

Momentive Performance Materials, Inc. bank term loan FRN
3 3/4s, 2013		1,702,655	1,587,726

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		1,263,650	1,186,251

Univar, Inc. bank term loan FRN Ser. B, 5s, 2017		1,263,634	1,179,391

			7,632,734
Capital goods (—%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018		885,000	876,159

			876,159
Communication services (0.1%)
Charter Communications Operating, LLC bank term loan FRN Ser. l,
7 1/4s, 2014		26,672	26,539

Charter Communications, Inc. bank term loan FRN Ser. C, 3 1/2s, 2016		2,697,437	2,651,918

Intelsat Jackson Holdings SA bank term loan FRN 3.246s, 2014
(Luxembourg)		1,987,780	1,843,666

Level 3 Communications, Inc. bank term loan FRN 2.492s, 2014		161,000	149,730

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014		280,000	291,200

			4,963,053
Consumer cyclicals (0.9%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B, 7 1/4s, 2016		2,917,850	2,874,083

Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B,
6 1/4s, 2017		1,471,375	1,411,469

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B1,
3.253s, 2015		2,870,000	2,403,028

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B2,
3.218s, 2015		3,653,635	3,052,309

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017		3,339,804	3,218,737

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2 1/2s, 2014		3,679,305	2,898,766

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.871s, 2016		6,299,276	4,473,273

Compucom Systems, Inc. bank term loan FRN 3.73s, 2014		456,655	429,256

Federal Mogul Corp. bank term loan FRN Ser. B, 2.158s, 2014		466,349	428,263

SENIOR LOANS (2.0%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Federal Mogul Corp. bank term loan FRN Ser. C, 2.158s, 2015	$237,933	$218,502

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.48s, 2014	874,808	223,076

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.23s, 2014	2,041,991	520,708

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.23s, 2014	761,937	194,294

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.23s, 2014 ‡‡	402,556	324,393

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.23s, 2014 ‡‡	229,152	184,658

Goodman Global, Inc. bank term loan FRN 9s, 2017	2,518,000	2,522,198

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	2,222,762	2,197,294

KAR Auction Services, Inc. bank term loan FRN Ser. B, 5s, 2017	1,042,388	1,008,510

Michaels Stores, Inc. bank term loan FRN Ser. B, 2 1/2s, 2013	467,248	445,833

National Bedding Co., LLC bank term loan FRN Ser. B, 3 7/8s, 2013	228,543	224,543

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	2,362,808	2,187,894

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	832,913	791,267

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	68,455	30,805

Realogy Corp. bank term loan FRN Ser. B, 4.522s, 2016	1,674,366	1,361,121

Revel Entertainment, LLC bank term loan FRN Ser. B, 9s, 2017	600,000	489,000

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.83s, 2014	2,428,467	2,266,974

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.72s, 2014	241,675	225,604

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	2,075,357	2,049,415

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	3,221,563	1,746,693

Univision Communications, Inc. bank term loan FRN 4.471s, 2017	1,020,833	916,197

		41,318,163
Consumer staples (0.2%)
Claire’s Stores, Inc. bank term loan FRN 2.996s, 2014	2,531,201	2,135,701

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	1,501,238	1,386,393

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	3,612,486	3,487,855

Rite Aid Corp. bank term loan FRN Ser. B, 1.98s, 2014	411,157	379,549

West Corp. bank term loan FRN Ser. B2, 2.702s, 2013	67,761	65,602

West Corp. bank term loan FRN Ser. B5, 4.577s, 2016	164,805	158,900

		7,614,000
Energy (0.1%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.222s, 2012	677,273	656,955

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	2,098,817	2,058,152

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013	591,866	568,931

		3,284,038
Financials (0.1%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	2,505,000	2,185,613

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	511,883	498,766

		2,684,379
Health care (0.3%)
Ardent Health Services bank term loan FRN 6 1/2s, 2015	85,000	82,663

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	1,588,775	1,545,084

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	2,638,388	2,503,719

Health Management Associates, Inc. bank term loan FRN 1.996s, 2014	2,555,781	2,401,636

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	3,910,350	3,641,513

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	1,742,278	1,637,741

		11,812,356

SENIOR LOANS (2.0%)* [c] cont.	Principal amount	Value

Technology (—%)
First Data Corp. bank term loan FRN 4.217s, 2018	$574,435	$471,395

First Data Corp. bank term loan FRN Ser. B3, 2.967s, 2014	61,131	53,388

		524,783
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.726s, 2017	5,566,231	3,720,680

		3,720,680

Total senior loans (cost $94,489,099)		$84,430,345

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (1.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038	$1,427,560	$1,592,621

		1,592,621
U.S. Government Agency Mortgage Obligations (1.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, January 1, 2041	1,570,539	1,614,220

Federal National Mortgage Association Pass-Through Certificates
4s, TBA, October 1, 2041	62,000,000	64,983,750
3 1/2s, December 1, 2040	875,662	900,564

		67,498,534

Total U.S. government and agency mortgage obligations (cost $67,984,096)		$69,091,155

U.S. TREASURY OBLIGATIONS (1.1%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2s, January 15, 2016 [i]	$8,784,705	$9,803,028

U.S. Treasury Inflation Protected Securities 1 1/8s, January 15, 2021 [i]	22,107,223	24,198,345

U.S. Treasury Notes 1 3/8s, September 15, 2012 [i]	12,581,000	12,730,085

Total U.S. treasury obligations (cost $46,731,458)		$46,731,458

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$1,064,000	$1,397,990

Meritor, Inc. cv. company guaranty sr. unsec. notes 4s, 2027	1,585,000	1,079,781

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	1,045,000	1,075,044

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	1,320,000	1,204,500

Total convertible bonds and notes (cost $5,307,269)		$4,757,315

SHORT-TERM INVESTMENTS (23.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.10% [e]	88,876,286	$88,876,286

Straight-A Funding, LLC commercial paper with an
effective yield of 0.188%, December 22, 2011	$11,562,000	11,556,994

Straight-A Funding, LLC commercial paper with an
effective yield of 0.188%, December 19, 2011	12,391,000	12,385,833

Straight-A Funding, LLC commercial paper with an
effective yield of 0.188%, December 5, 2011	26,658,000	26,648,856

Straight-A Funding, LLC commercial paper with an
effective yield of 0.188%, December 5, 2011	20,405,000	20,398,001

Straight-A Funding, LLC commercial paper with an
effective yield of 0.188%, December 1, 2011	36,000,000	35,988,408

SHORT-TERM INVESTMENTS (23.3%)* cont.	Principal amount/shares	Value

Straight-A Funding, LLC commercial paper with an
effective yield of 0.188%, November 29, 2011	$20,000,000	$19,993,772

U.S. Treasury Bills with an effective yield of 0.109%,
February 9, 2012 # ##	6,833,000	6,825,791

U.S. Treasury Bills with an effective yield of 0.100%,
April 5, 2012 ##	37,750,000	37,730,408

U.S. Treasury Bills with an effective yield of 0.070%,
June 28, 2012 ##	1,396,000	1,395,118

U.S. Treasury Bills with an effective yield of zero %,
March 15, 2012 [i]	3,799,000	3,798,240

U.S. Treasury Bills with an effective yield of zero %,
November 17, 2011 [i]	1,381,000	1,381,000

U.S. Treasury Bills with effective yields ranging from
0.098% to 0.100%, December 1, 2011 ##	202,166,000	202,131,429

U.S. Treasury Bills with effective yields ranging from
0.088% to 0.131%, May 3, 2012 # ##	239,933,000	239,725,218

U.S. Treasury Bills with effective yields ranging from
0.079% to 0.109%, November 17, 2011 # ##	133,103,000	133,087,496

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.111%, July 26, 2012 # ##	125,439,000	125,322,342

Total short-term investments (cost $967,302,890)		$967,245,192

TOTAL INVESTMENTS

Total investments (cost $5,197,497,567)		$5,129,557,828

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through September 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $4,151,327,990.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.
g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,416,341,432 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.8%	Netherlands	0.9%

Russia	3.2	Indonesia	0.8

Argentina	2.6	United Kingdom	0.7

Venezuela	1.5	Turkey	0.6

Germany	1.4	Mexico	0.5

Ukraine	1.1	Other	3.1

Brazil	0.9	Total	100.0%

Luxembourg	0.9

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $1,876,144,353)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	10/19/11	$377,764	$408,754	$30,990

	Brazilian Real	Buy	10/19/11	4,166,178	4,733,121	(566,943)

	British Pound	Sell	10/19/11	12,201,290	12,455,196	253,906

	Canadian Dollar	Sell	10/19/11	11,632,628	12,263,046	630,418

	Chilean Peso	Buy	10/19/11	881,041	985,032	(103,991)

	Czech Koruna	Buy	10/19/11	2,291,419	2,424,763	(133,344)

	Euro	Sell	10/19/11	32,016,079	33,349,023	1,332,944

	Hungarian Forint	Buy	10/19/11	797,232	883,777	(86,545)

	Japanese Yen	Buy	10/19/11	18,889,315	18,816,617	72,698

	Mexican Peso	Buy	10/19/11	335,888	372,402	(36,514)

	Norwegian Krone	Sell	10/19/11	1,817,135	1,969,621	152,486

	Russian Ruble	Buy	10/19/11	207,911	226,554	(18,643)

	Singapore Dollar	Sell	10/19/11	975,582	982,844	7,262

	South African Rand	Buy	10/19/11	444,520	498,689	(54,169)

	South Korean Won	Sell	10/19/11	2,056,832	2,247,104	190,272

	Swedish Krona	Sell	10/19/11	6,584,264	7,045,984	461,720

	Swiss Franc	Buy	10/19/11	14,091,359	14,850,440	(759,081)

	Taiwan Dollar	Sell	10/19/11	8,074,125	8,450,991	376,866

	Turkish Lira	Sell	10/19/11	4,641,171	4,891,424	250,253

Barclays Bank PLC

	Australian Dollar	Sell	10/19/11	15,705,295	15,881,073	175,778

	Brazilian Real	Sell	10/19/11	2,870,648	3,246,860	376,212

	British Pound	Sell	10/19/11	3,131,039	3,184,970	53,931

	Canadian Dollar	Sell	10/19/11	4,098,852	4,167,851	68,999

	Chilean Peso	Buy	10/19/11	234,083	261,010	(26,927)

	Czech Koruna	Buy	10/19/11	588,607	621,645	(33,038)

	Euro	Sell	10/19/11	26,554,717	26,745,196	190,479

	Hungarian Forint	Sell	10/19/11	4,509,697	4,984,842	475,145

	Indian Rupee	Sell	10/19/11	16,204,036	16,777,018	572,982

	Indonesian Rupiah	Sell	10/19/11	3,209,597	3,076,690	(132,907)

	Japanese Yen	Sell	10/19/11	3,473,741	3,455,905	(17,836)

	Malaysian Ringgit	Buy	10/19/11	2,001,816	2,135,234	(133,418)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $1,876,144,353) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Mexican Peso	Sell	10/19/11	$9,563,792	$10,287,595	$723,803

	New Zealand Dollar	Sell	10/19/11	1,052,721	1,148,079	95,358

	Norwegian Krone	Sell	10/19/11	14,992,430	14,974,851	(17,579)

	Polish Zloty	Sell	10/19/11	7,707,718	8,039,788	332,070

	Russian Ruble	Buy	10/19/11	207,914	226,217	(18,303)

	Singapore Dollar	Buy	10/19/11	985,455	1,060,277	(74,822)

	South Korean Won	Sell	10/19/11	4,225,376	4,615,398	390,022

	Swedish Krona	Sell	10/19/11	12,063,112	12,880,518	817,406

	Swiss Franc	Sell	10/19/11	15,420,913	16,313,538	892,625

	Taiwan Dollar	Sell	10/19/11	8,369,360	8,507,918	138,558

	Thai Baht	Sell	10/19/11	214,230	215,808	1,578

	Turkish Lira	Buy	10/19/11	5,706,781	6,016,535	(309,754)

Citibank, N.A.

	Australian Dollar	Sell	10/19/11	16,313,959	17,639,627	1,325,668

	Brazilian Real	Sell	10/19/11	3,309,065	3,484,744	175,679

	British Pound	Sell	10/19/11	7,188,347	7,331,446	143,099

	Canadian Dollar	Sell	10/19/11	16,751,118	17,608,982	857,864

	Chilean Peso	Sell	10/19/11	1,255,345	1,400,503	145,158

	Czech Koruna	Sell	10/19/11	2,324,991	2,424,712	99,721

	Danish Krone	Buy	10/19/11	1,933,767	2,022,906	(89,139)

	Euro	Sell	10/19/11	26,096,215	27,190,668	1,094,453

	Hungarian Forint	Buy	10/19/11	1,878,882	2,077,894	(199,012)

	Japanese Yen	Sell	10/19/11	2,926,582	2,916,223	(10,359)

	Mexican Peso	Buy	10/19/11	2,423,723	2,691,130	(267,407)

	New Zealand Dollar	Buy	10/19/11	267,107	290,994	(23,887)

	Norwegian Krone	Buy	10/19/11	4,150,983	4,503,578	(352,595)

	Polish Zloty	Sell	10/19/11	549,518	600,417	50,899

	Singapore Dollar	Sell	10/19/11	2,245,897	2,260,037	14,140

	South African Rand	Sell	10/19/11	5,034,279	5,655,835	621,556

	South Korean Won	Buy	10/19/11	3,610,240	3,949,708	(339,468)

	Swedish Krona	Sell	10/19/11	331,920	327,028	(4,892)

	Swiss Franc	Sell	10/19/11	4,447,833	4,688,577	240,744

	Taiwan Dollar	Sell	10/19/11	8,083,389	8,451,105	367,716

	Turkish Lira	Buy	10/19/11	1,377,253	1,452,172	(74,919)

Credit Suisse AG

	Australian Dollar	Sell	10/19/11	16,262,938	16,394,301	131,363

	Brazilian Real	Sell	10/19/11	5,327,676	6,024,813	697,137

	British Pound	Buy	10/19/11	40,554,023	40,609,414	(55,391)

	Canadian Dollar	Sell	10/19/11	2,194,487	2,315,238	120,751

	Chilean Peso	Buy	10/19/11	277,368	309,706	(32,338)

	Czech Koruna	Buy	10/19/11	818,929	865,549	(46,620)

	Euro	Sell	10/19/11	30,241,515	30,622,823	381,308

	Hungarian Forint	Sell	10/19/11	7,334,759	7,456,599	121,840

	Indian Rupee	Sell	10/19/11	13,852,072	14,324,656	472,584

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $1,876,144,353) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Japanese Yen	Buy	10/19/11	$7,988,963	$7,937,798	$51,165

	Malaysian Ringgit	Sell	10/19/11	2,693,557	2,780,065	86,508

	Mexican Peso	Sell	10/19/11	8,089,153	8,723,229	634,076

	Norwegian Krone	Sell	10/19/11	4,778,783	5,187,783	409,000

	Polish Zloty	Sell	10/19/11	9,284,635	9,720,715	436,080

	Russian Ruble	Buy	10/19/11	169,199	184,022	(14,823)

	South African Rand	Sell	10/19/11	4,197,460	4,702,372	504,912

	South Korean Won	Sell	10/19/11	1,087,962	1,156,224	68,262

	Swedish Krona	Sell	10/19/11	5,737,898	6,143,054	405,156

	Swiss Franc	Buy	10/19/11	3,322,230	3,497,284	(175,054)

	Taiwan Dollar	Sell	10/19/11	5,717,327	5,860,357	143,030

	Turkish Lira	Sell	10/19/11	4,793,662	5,052,709	259,047

Deutsche Bank AG

	Australian Dollar	Sell	10/19/11	655,134	707,118	51,984

	Brazilian Real	Buy	10/19/11	2,938,219	3,326,669	(388,450)

	British Pound	Sell	10/19/11	616,367	628,874	12,507

	Canadian Dollar	Buy	10/19/11	1,357,252	1,440,256	(83,004)

	Chilean Peso	Sell	10/19/11	493,081	551,518	58,437

	Czech Koruna	Sell	10/19/11	2,574,709	2,648,375	73,666

	Euro	Buy	10/19/11	2,368,053	2,375,768	(7,715)

	Hungarian Forint	Sell	10/19/11	860,288	951,795	91,507

	Malaysian Ringgit	Sell	10/19/11	2,207,707	2,280,453	72,746

	Mexican Peso	Sell	10/19/11	3,243,967	3,269,426	25,459

	New Zealand Dollar	Sell	10/19/11	4,677,236	5,099,194	421,958

	Norwegian Krone	Sell	10/19/11	1,351,069	1,466,240	115,171

	Peruvian New Sol	Sell	10/19/11	7,959,218	8,071,261	112,043

	Polish Zloty	Sell	10/19/11	5,437,885	5,363,615	(74,270)

	Singapore Dollar	Sell	10/19/11	1,994,482	2,017,496	23,014

	South Korean Won	Sell	10/19/11	5,472,939	5,980,890	507,951

	Swedish Krona	Sell	10/19/11	8,130,599	8,040,601	(89,998)

	Swiss Franc	Buy	10/19/11	7,561,139	7,968,261	(407,122)

	Taiwan Dollar	Sell	10/19/11	3,385,527	3,543,549	158,022

	Turkish Lira	Sell	10/19/11	1,358,077	1,430,657	72,580

Goldman Sachs International

	Australian Dollar	Sell	10/19/11	5,195,179	5,618,519	423,340

	British Pound	Sell	10/19/11	2,190,868	2,228,619	37,751

	Canadian Dollar	Buy	10/19/11	9,990,138	10,591,305	(601,167)

	Chilean Peso	Sell	10/19/11	4,609,594	4,849,044	239,450

	Euro	Sell	10/19/11	13,405,100	13,562,795	157,695

	Hungarian Forint	Sell	10/19/11	6,217,851	6,237,056	19,205

	Japanese Yen	Sell	10/19/11	5,823,592	5,789,057	(34,535)

	Norwegian Krone	Sell	10/19/11	11,078,128	12,017,016	938,888

	Polish Zloty	Sell	10/19/11	9,430,791	9,831,578	400,787

	South African Rand	Sell	10/19/11	133,750	147,889	14,139

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $1,876,144,353) cont.
					Unrealized
	Contract	Delivery		Aggregate	appreciation/
Counterparty Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

Swedish Krona	Sell	10/19/11	$18,721,226	$20,040,630	$1,319,404

Swiss Franc	Buy	10/19/11	4,852,533	5,107,687	(255,154)

HSBC Bank USA, National Association

Australian Dollar	Sell	10/19/11	11,177,965	12,088,477	910,512

British Pound	Sell	10/19/11	9,225,100	9,411,875	186,775

Euro	Sell	10/19/11	45,294,645	46,074,184	779,539

Indian Rupee	Sell	10/19/11	17,228,173	17,487,587	259,414

Japanese Yen	Sell	10/19/11	11,628,353	11,561,035	(67,318)

New Zealand Dollar	Sell	10/19/11	582,481	635,030	52,549

Norwegian Krone	Buy	10/19/11	21,570,235	23,407,673	(1,837,438)

Singapore Dollar	Buy	10/19/11	4,776,348	5,138,956	(362,608)

South Korean Won	Sell	10/19/11	3,762,675	3,754,868	(7,807)

Swiss Franc	Buy	10/19/11	157,880	166,105	(8,225)

Taiwan Dollar	Sell	10/19/11	1,885,289	1,972,270	86,981

JPMorgan Chase Bank, N.A.

Australian Dollar	Sell	10/19/11	14,330,163	15,501,734	1,171,571

Brazilian Real	Sell	10/19/11	6,253,946	7,064,684	810,738

British Pound	Buy	10/19/11	31,789,145	31,854,224	(65,079)

Canadian Dollar	Sell	10/19/11	5,753,885	5,836,765	82,880

Chilean Peso	Buy	10/19/11	116,683	129,841	(13,158)

Czech Koruna	Sell	10/19/11	3,588,942	3,691,729	102,787

Euro	Buy	10/19/11	238,711	240,112	(1,401)

Hungarian Forint	Sell	10/19/11	509,957	563,687	53,730

Japanese Yen	Sell	10/19/11	11,436,384	11,401,876	(34,508)

Malaysian Ringgit	Sell	10/19/11	1,167,950	1,206,435	38,485

Mexican Peso	Sell	10/19/11	2,645,085	2,926,640	281,555

New Zealand Dollar	Buy	10/19/11	2,936,579	3,201,997	(265,418)

Norwegian Krone	Sell	10/19/11	5,304,946	5,750,658	445,712

Peruvian New Sol	Sell	10/19/11	4,057,615	4,118,500	60,885

Polish Zloty	Sell	10/19/11	10,476,834	10,776,772	299,938

Russian Ruble	Sell	10/19/11	5,043,743	5,170,118	126,375

Singapore Dollar	Sell	10/19/11	705,110	713,177	8,067

South African Rand	Sell	10/19/11	6,936,662	7,310,595	373,933

South Korean Won	Sell	10/19/11	6,566,623	7,173,418	606,795

Swedish Krona	Buy	10/19/11	2,393,285	2,562,316	(169,031)

Swiss Franc	Buy	10/19/11	5,041,127	5,310,491	(269,364)

Taiwan Dollar	Sell	10/19/11	2,107,900	2,202,882	94,982

Thai Baht	Sell	10/19/11	88,699	89,295	596

Turkish Lira	Buy	10/19/11	437,438	460,009	(22,571)

Royal Bank of Scotland PLC (The)

Australian Dollar	Sell	10/19/11	56,814,612	58,650,667	1,836,055

Brazilian Real	Sell	10/19/11	7,124,171	8,047,241	923,070

British Pound	Buy	10/19/11	36,188,376	35,866,152	322,224

Canadian Dollar	Sell	10/19/11	14,583,728	14,796,670	212,942

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $1,876,144,353) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Chilean Peso	Buy	10/19/11	$985,230	$1,100,335	$(115,105)

	Czech Koruna	Sell	10/19/11	1,155,383	1,170,980	15,597

	Euro	Sell	10/19/11	45,119,268	46,290,699	1,171,431

	Hungarian Forint	Sell	10/19/11	6,331,569	6,332,917	1,348

	Indian Rupee	Sell	10/19/11	12,453,707	13,155,595	701,888

	Japanese Yen	Buy	10/19/11	7,426,070	7,380,985	45,085

	Malaysian Ringgit	Buy	10/19/11	3,520,880	3,753,663	(232,783)

	Mexican Peso	Sell	10/19/11	5,328,469	5,841,446	512,977

	New Zealand Dollar	Sell	10/19/11	547,787	597,206	49,419

	Norwegian Krone	Sell	10/19/11	34,580,087	37,566,857	2,986,770

	Polish Zloty	Sell	10/19/11	4,342,456	4,756,966	414,510

	Russian Ruble	Buy	10/19/11	169,202	184,430	(15,228)

	Singapore Dollar	Buy	10/19/11	2,125,508	2,287,927	(162,419)

	South African Rand	Sell	10/19/11	701,955	787,069	85,114

	South Korean Won	Sell	10/19/11	1,900,045	2,019,807	119,762

	Swedish Krona	Sell	10/19/11	27,251,673	28,275,753	1,024,080

	Swiss Franc	Sell	10/19/11	14,289,013	15,028,120	739,107

	Taiwan Dollar	Sell	10/19/11	10,000,650	10,220,042	219,392

	Turkish Lira	Buy	10/19/11	1,601,128	1,688,417	(87,289)

State Street Bank and Trust Co.

	Australian Dollar	Sell	10/19/11	38,297,190	39,563,680	1,266,490

	Brazilian Real	Sell	10/19/11	1,706,242	1,934,364	228,122

	British Pound	Sell	10/19/11	9,239,260	9,129,270	(109,990)

	Canadian Dollar	Sell	10/19/11	16,854,719	17,753,986	899,267

	Czech Koruna	Buy	10/19/11	4,254,028	4,487,803	(233,775)

	Euro	Sell	10/19/11	41,861,317	42,940,334	1,079,017

	Hungarian Forint	Sell	10/19/11	2,080,196	2,298,077	217,881

	Indonesian Rupiah	Sell	10/19/11	6,578,271	6,118,263	(460,008)

	Japanese Yen	Sell	10/19/11	34,443,603	34,426,948	(16,655)

	Malaysian Ringgit	Sell	10/19/11	687,046	709,570	22,524

	Mexican Peso	Sell	10/19/11	3,016,672	3,305,916	289,244

	Norwegian Krone	Sell	10/19/11	22,315,154	24,197,202	1,882,048

	Polish Zloty	Sell	10/19/11	10,149,900	10,614,029	464,129

	Russian Ruble	Buy	10/19/11	207,917	226,034	(18,117)

	Singapore Dollar	Buy	10/19/11	5,051,029	5,437,222	(386,193)

	South African Rand	Sell	10/19/11	2,884,848	3,236,439	351,591

	South Korean Won	Sell	10/19/11	477,161	521,447	44,286

	Swedish Krona	Sell	10/19/11	10,349,283	11,075,716	726,433

	Swiss Franc	Sell	10/19/11	41,431	43,646	2,215

	Taiwan Dollar	Sell	10/19/11	7,028,326	7,081,882	53,556

	Thai Baht	Buy	10/19/11	3,055,859	3,165,469	(109,610)

	Turkish Lira	Sell	10/19/11	161	170	9

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $1,876,144,353) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	Australian Dollar	Sell	10/19/11	$43,396,040	$44,942,130	$1,546,090

	Brazilian Real	Sell	10/19/11	5,324,081	6,029,399	705,318

	British Pound	Buy	10/19/11	25,903,198	25,595,992	307,206

	Canadian Dollar	Sell	10/19/11	27,879,241	28,206,137	326,896

	Czech Koruna	Buy	10/19/11	173,734	183,509	(9,775)

	Euro	Buy	10/19/11	18,639,023	18,773,833	(134,810)

	Hungarian Forint	Sell	10/19/11	3,922,939	4,334,136	411,197

	Indian Rupee	Sell	10/19/11	9,457,121	10,008,430	551,309

	Japanese Yen	Buy	10/19/11	21,073,959	20,950,203	123,756

	Mexican Peso	Sell	10/19/11	1,659,540	1,842,385	182,845

	New Zealand Dollar	Sell	10/19/11	1,156,728	1,261,386	104,658

	Norwegian Krone	Sell	10/19/11	39,289,307	40,896,838	1,607,531

	Polish Zloty	Sell	10/19/11	9,553,664	9,761,865	208,201

	Russian Ruble	Buy	10/19/11	169,190	184,235	(15,045)

	Singapore Dollar	Buy	10/19/11	4,691,395	5,047,596	(356,201)

	South African Rand	Sell	10/19/11	8,390,629	8,683,109	292,480

	South Korean Won	Sell	10/19/11	2,331,145	2,476,335	145,190

	Swedish Krona	Buy	10/19/11	8,159,182	8,385,890	(226,708)

	Swiss Franc	Buy	10/19/11	1,786,624	1,882,319	(95,695)

	Taiwan Dollar	Sell	10/19/11	6,231,723	6,518,115	286,392

	Thai Baht	Sell	10/19/11	214,230	215,438	1,208

	Turkish Lira	Buy	10/19/11	559,366	589,461	(30,095)

Westpac Banking Corp.

	Australian Dollar	Sell	10/19/11	9,594,071	10,372,296	778,225

	British Pound	Sell	10/19/11	10,209,265	10,024,361	(184,904)

	Canadian Dollar	Buy	10/19/11	989,764	1,042,425	(52,661)

	Euro	Sell	10/19/11	16,155,546	16,834,420	678,874

	Japanese Yen	Buy	10/19/11	7,065,574	7,022,497	43,077

	New Zealand Dollar	Buy	10/19/11	2,006,316	2,186,461	(180,145)

	Norwegian Krone	Buy	10/19/11	5,338,745	5,690,481	(351,736)

	Swedish Krona	Buy	10/19/11	12,841,302	13,749,969	(908,667)

	Swiss Franc	Buy	10/19/11	2,590,500	2,728,870	(138,370)

Total						$44,607,173

FUTURES CONTRACTS OUTSTANDING at 9/30/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	158	$14,679,214	Dec-11	$(109,781)

Canadian Government Bond
10 yr (Long)	563	71,674,646	Dec-11	1,156,684

Euro-Bobl 5 yr (Long)	61	9,997,806	Dec-11	(36,176)

Euro-Bund 10 yr (Long)	476	87,188,720	Dec-11	(333,393)

Euro-Schatz 2 yr (Long)	144	21,184,812	Dec-11	(60,279)

FUTURES CONTRACTS OUTSTANDING at 9/30/11 cont.
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Swiss Franc 3 Month (Short)	547	$151,128,838	Dec-12	$(2,276,970)

Euro-Swiss Franc 3 Month (Short)	541	149,560,747	Jun-12	(1,813,654)

Euro-Swiss Franc 3 Month (Short)	538	148,701,679	Mar-12	(1,425,117)

Euro-Swiss Franc 3 Month (Short)	220	60,764,855	Dec-11	(435,542)

Japanese Government Bond
10 yr (Long)	279	514,784,588	Dec-11	(1,849,731)

Japanese Government Bond
10 yr Mini (Long)	34	6,273,802	Dec-11	(21,370)

U.K. Gilt 10 yr (Long)	137	27,821,532	Dec-11	584,495

U.S. Treasury Bond 20 yr (Short)	343	48,920,375	Dec-11	(1,217,490)

U.S. Treasury Bond 30 yr (Long)	1,087	172,425,375	Dec-11	17,330,109

U.S. Treasury Note 2 yr (Short)	839	184,750,422	Dec-11	207,862

U.S. Treasury Note 10 yr (Long)	4,584	596,349,750	Dec-11	1,373,123

Total				$11,072,770

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $401,214,708)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	$41,851,085	Aug-16/4.35	$5,626,878

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	41,851,085	Aug-16/5.35	1,119,517

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 1.97%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	10,260,602	Oct-11/1.97	349,784

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 16, 2016.	241,970,624	Dec-11/2.28	10,963,689

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	54,820,977	Jul-14/4.19	7,496,769

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	65,785,172	Aug-14/4.20	9,018,489

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	21,928,392	Jul-14/4.34	3,225,886

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	54,820,977	Jul-14/4.35	8,103,089

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $401,214,708) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	$54,821,115	Jul-14/4.3725	$8,196,305

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	123,579,123	Jun-16/4.39	9,886,330

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	88,719,937	Jul-16/4.67	13,662,870

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	106,463,926	Aug-16/4.68	16,459,323

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	88,719,937	Jul-16/4.80	14,408,118

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	35,487,976	Jul-16/4.80	5,763,247

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	88,719,937	Jul-16/4.815	14,496,838

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660	Feb-15/5.36	3,782,343

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 16, 2016.	241,970,624	Dec-11/2.28	60,493

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.47%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	10,260,602	Oct-11/2.47	—

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	54,820,977	Jul-14/4.19	1,419,315

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	65,785,172	Aug-14/4.20	1,703,178

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	21,928,392	Jul-14/4.34	516,414

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $401,214,708) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	$54,820,977	Jul-14/4.35	$1,282,811

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	54,821,115	Jul-14/4.3725	1,261,434

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	88,719,937	Jul-16/4.67	3,131,814

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	106,463,926	Aug-16/4.68	3,747,530

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	88,719,937	Jul-16/4.80	2,936,630

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	35,487,976	Jul-16/4.80	1,174,652

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	88,719,937	Jul-16/4.815	2,910,014

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	123,579,123	Jun-16/4.89	1,952,550

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660	Feb-15/5.36	298,537

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 2.225% versus
the three month USD-LIBOR-BBA maturing
December 9, 2016.	212,321,761	Dec-11/2.225	9,138,329

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	102,700,709	May-16/4.11	7,286,615

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 6, 2021.	125,585,277	Jun-16/4.12	8,949,207

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA maturing May 17, 2021.	377,999,419	May-16/4.705	34,715,467

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 9, 2016.	212,321,761	Dec-11/2.225	44,588

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $401,214,708) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 17, 2021.	$377,999,419	May-16/4.705	$6,671,690

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	102,700,709	May-16/5.11	1,551,808

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 6, 2021.	125,585,277	Jun-16/5.12	1,897,594

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	10,878,400	Aug-12/2.855	698,828

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	179,850,300	Nov-11/3.425	27,662,775

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
3.51625% versus the three month USD-LIBOR-BBA
maturing November 10, 2041.	57,982,518	Nov-11/3.51625	9,939,943

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	10,878,400	Aug-12/2.855	207,627

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	179,850,300	Nov-11/3.425	701,416

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.01625% versus the three month USD-LIBOR-BBA
maturing November 10, 2041.	57,982,518	Nov-11/4.01625	8,697

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	100,615,452	May-16/4.60	8,838,061

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing
May 23, 2021.	261,144,697	May-16/4.765	24,539,767

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	100,615,452	May-16/4.60	1,873,460

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	261,144,697	May-16/4.765	4,515,192

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	290,043,715	Dec-11/1.29	1,496,626

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $401,214,708) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	$68,994,186	Nov-11/2.31	$3,284,813

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	42,739,547	Sep-16/3.49	3,723,469

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	101,118,714	May-16/4.36	8,009,613

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	290,043,715	Dec-11/1.29	2,358,055

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	68,994,186	Nov-11/2.31	5,520

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	42,739,547	Sep-16/3.49	2,743,431

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	101,118,714	May-16/4.86	1,652,280

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	403,795,500	Sep-15/4.04	47,861,878

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	55,021,232	Jul-14/4.29	7,913,154

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 24, 2024.	30,866,319	Jul-14/4.36	4,591,056

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	88,935,500	Aug-15/4.375	27,564,669

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	88,935,500	Aug-15/4.46	28,695,928

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	122,794,492	Jun-16/4.575	10,673,297

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $401,214,708) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 22, 2026.	$89,044,022	Jul-16/4.74	$14,151,766

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 26, 2026.	49,952,737	Jul-16/4.79	8,098,837

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	83,790,163	Jun-16/4.815	13,771,751

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	132,437,000	Sep-13/4.82	17,072,454

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	95,125,800	Apr-12/4.8675	22,580,962

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	51,844,360	Feb-15/5.27	10,802,809

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	21,412,000	May-12/5.51	6,272,645

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	403,795,500	Sep-15/4.04	16,543,502

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 23, 2024.	55,021,232	Jul-14/4.29	1,326,012

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 24, 2024.	30,866,319	Jul-14/4.36	712,703

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	88,935,500	Aug-15/4.375	5,618,056

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	88,935,500	Aug-15/4.46	5,315,675

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	122,794,492	Jun-16/4.575	2,320,816

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $401,214,708) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 22, 2026.	$89,044,022	Jul-16/4.74	$3,096,951

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 26, 2026.	49,952,737	Jul-16/4.79	1,700,391

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	83,790,163	Jun-16/4.815	2,754,183

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	132,437,000	Sep-13/4.82	435,718

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	95,125,800	Apr-12/4.8675	27,586

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	51,844,360	Feb-15/5.27	920,237

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	21,412,000	May-12/5.51	3,426

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 23, 2014.	CHF 213,480,000	Jan-12/0.722	2,346,771

Total		$590,642,951

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$79,191,000	$5,119,698	8/8/21	4.70%	3 month USD-
				LIBOR-BBA	$(14,177,989)

122,408,000	7,876,955	8/16/21	4.765%	3 month USD-
				LIBOR-BBA	(22,589,860)

73,698,000	4,746,151	8/17/21	4.55%	3 month USD-
				LIBOR-BBA	(12,126,745)

49,291,000	3,181,734	8/19/21	4.475%	3 month USD-
				LIBOR-BBA	(7,752,854)

1,070,317,700	123,021	7/8/13	0.68%	3 month USD-
				LIBOR-BBA	(3,201,958)

296,521,900	951,285	7/8/26	3.76%	3 month USD-
				LIBOR-BBA	(50,438,524)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
	$350,977,000	$—	9/26/13	3 month USD-
				LIBOR-BBA	0.5075%	$(452,495)

	37,919,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1825%	260,518

	631,219,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.54875%	(353,483)

AUD	36,350,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(3,735,332)

CAD	19,318,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	3,612

EUR	233,400,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	5,963,979

JPY	9,842,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	433,110

Barclays Bank PLC
	$193,465,001	1,750,858	9/8/16	2.065%	3 month USD-
					LIBOR-BBA	(6,151,198)

	25,805,000	—	9/15/20	2.032%	3 month USD-
					LIBOR-BBA	(108,867)

	276,852,600	1,866,906	9/16/41	3.04%	3 month USD-
					LIBOR-BBA	(18,545,770)

	149,664,000	—	9/19/20	2.12%	3 month USD-
					LIBOR-BBA	(1,686,702)

	72,292,500	—	9/19/41	3 month USD-
				LIBOR-BBA	3.035%	5,237,948

	71,658,000	—	9/20/20	2.136%	3 month USD-
					LIBOR-BBA	(899,689)

	392,119,300	156,257	9/21/13	0.50%	3 month USD-
					LIBOR-BBA	711,509

	420,972,500	—	9/22/13	0.4775%	3 month USD-
					LIBOR-BBA	787,797

	12,266,000	—	9/22/21	3 month USD-
				LIBOR-BBA	2.18%	89,005

	6,494,000	—	9/22/41	2.975%	3 month USD-
					LIBOR-BBA	(387,140)

	350,977,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(463,787)

	364,878,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(405,936)

	266,706,000	—	9/28/21	2.041%	3 month USD-
					LIBOR-BBA	1,602,943

	1,231,563,000	—	9/28/13	3 month USD-
				LIBOR-BBA	0.511043%	(1,562,416)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$1,349,256,900	$254,429	6/17/13	0.64%	3 month USD-
				LIBOR-BBA	$(4,012,122)

600,476,100	1,219,947	6/17/21	3.20%	3 month USD-
				LIBOR-BBA	(64,813,031)

571,044,000	(1,048,216)	6/17/16	3 month USD-
			LIBOR-BBA	1.93%	21,849,972

1,209,608,400	(2,922,753)	6/17/20	3 month USD-
			LIBOR-BBA	3.04%	114,161,875

315,129,400	1,169,299	6/17/41	4.04%	3 month USD-
				LIBOR-BBA	(91,152,387)

27,099,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	930,537

46,154,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	203,974

464,816,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(421,828)

22,625,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	(119,005)

11,190,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.225%	120,646

454,709,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	138,985

105,400,000	—	6/20/41	3.91625%	3 month USD-
				LIBOR-BBA	(28,084,874)

8,274,000	—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	(212,145)

314,459,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(212,260)

35,974,000	—	10/4/21	2.089%	3 month USD-
				LIBOR-BBA	75,081

215,694,700	—	3/10/18	3.06%	3 month USD-
				LIBOR-BBA	(19,931,749)

353,610,000	—	6/27/41	3 month USD-
			LIBOR-BBA	3.88882%	91,957,735

5,169,000	—	6/28/41	3 month USD-
			LIBOR-BBA	3.885%	1,339,577

46,740,000	—	6/28/41	3 month USD-
			LIBOR-BBA	3.88%	12,063,739

147,160,000	—	6/29/41	3 month USD-
			LIBOR-BBA	3.85488%	37,238,995

87,800,000	—	6/30/41	3 month USD-
			LIBOR-BBA	3.92%	23,418,776

71,991,000	—	7/14/41	3.88%	3 month USD-
				LIBOR-BBA	(18,436,353)

26,403,000	—	7/20/21	3.014%	3 month USD-
				LIBOR-BBA	(2,361,083)

12,354,000	—	7/20/41	3 month USD-
			LIBOR-BBA	3.888%	3,178,419

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$57,863,523	$(891,098)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	$4,653,055

6,453,400	8,320	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	1,606,282

51,336,000	—	7/25/41	3 month USD-
			LIBOR-BBA	3.97%	14,073,274

43,075,000	—	7/28/41	3 month USD-
			LIBOR-BBA	3.9675%	11,775,285

62,450,000	—	8/1/21	3.06%	3 month USD-
				LIBOR-BBA	(5,790,345)

60,893,000	—	8/2/41	3.8925%	3 month USD-
				LIBOR-BBA	(15,655,197)

68,648,000	—	8/2/21	3 month USD-
			LIBOR-BBA	3.0215%	6,114,894

58,102,000	—	8/3/21	3 month USD-
			LIBOR-BBA	2.931%	4,684,800

93,929,000	—	8/3/41	3.83375%	3 month USD-
				LIBOR-BBA	(22,978,325)

14,757,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(2,511,969)

48,834,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.49%	8,376,557

9,995,000	—	8/9/21	2.711%	3 month USD-
				LIBOR-BBA	(597,661)

11,072,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.575%	2,097,746

28,303,000	—	8/9/21	2.747%	3 month USD-
				LIBOR-BBA	(1,786,429)

192,786,000	—	8/17/41	3.343%	3 month USD-
				LIBOR-BBA	(26,963,289)

467,515,000	—	8/17/21	3 month USD-
			LIBOR-BBA	2.39%	13,780,688

1,003,619,715	—	8/18/13	0.439%	3 month USD-
				LIBOR-BBA	2,235,605

1,746,113,565 E	—	3/21/13	3 month USD-
			LIBOR-BBA	0.44125%	(2,636,631)

15,909,000	—	8/19/21	2.27%	3 month USD-
				LIBOR-BBA	(290,258)

22,784,000	—	8/22/21	2.209%	3 month USD-
				LIBOR-BBA	(281,433)

52,256,000	—	8/23/21	2.23667%	3 month USD-
				LIBOR-BBA	(775,619)

20,033,000	—	8/23/21	2.215%	3 month USD-
				LIBOR-BBA	(257,220)

19,920,000	—	8/31/21	2.348%	3 month USD-
				LIBOR-BBA	(491,998)

221,110,000	(906,551)	8/8/16	3 month USD-
			LIBOR-BBA	2.065%	8,575,984

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$238,090,000	$(1,363,065)	9/8/16	3 month USD-
				LIBOR-BBA	2.14%	$9,234,988

	93,291,000	—	9/6/20	2.231%	3 month USD-
					LIBOR-BBA	(2,015,062)

	32,118,000	—	9/6/41	3.2375%	3 month USD-
					LIBOR-BBA	(3,728,216)

	81,453,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	604,542

	81,453,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.18%	679,999

	86,835,000	—	9/8/21	2.186%	3 month USD-
					LIBOR-BBA	(773,022)

	36,130,000	—	9/8/41	3 month USD-
				LIBOR-BBA	2.958%	2,062,135

	21,940,000	—	9/12/20	2.032%	3 month USD-
					LIBOR-BBA	(96,639)

	6,549,000	—	9/12/41	3.012%	3 month USD-
					LIBOR-BBA	(446,327)

	53,455,000	—	9/12/21	2.178%	3 month USD-
					LIBOR-BBA	(419,180)

	20,165,000	—	9/13/21	2.145%	3 month USD-
					LIBOR-BBA	(95,653)

	6,693,000	—	9/13/41	2.975%	3 month USD-
					LIBOR-BBA	(403,511)

AUD	248,160,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(11,375,590)

AUD	188,630,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	15,177,291

AUD	56,760,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(5,657,529)

EUR	412,460,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	9,952,840

EUR	515,575,000	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(12,102,380)

EUR	31,026,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	7,895

EUR	18,751,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	(23,649)

GBP	49,647,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(377,682)

GBP	81,650,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(4,895,537)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
GBP	36,488,000	$—	8/15/31	3.60%	6 month GBP-
					LIBOR-BBA	$(3,775,532)

GBP	123,490,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	10,215,233

Citibank, N.A.
	$689,174,200	132,026	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	63,362,685

	16,124,000	—	9/23/13	0.459%	3 month USD-
					LIBOR-BBA	35,908

	17,558,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	54,880

	293,951,400	(135,585)	9/26/13	0.49%	3 month USD-
					LIBOR-BBA	346,988

	78,747,400	931,053	9/26/21	2.09%	3 month USD-
					LIBOR-BBA	1,038,106

	517,133,000	—	9/30/18	1.73625%	3 month USD-
					LIBOR-BBA	(1,276,280)

	667,499,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.55625%	(246,307)

	590,124,250	—	10/3/20	2.04%	3 month USD-
					LIBOR-BBA	(2,265,487)

	536,496,000	—	10/3/21	3 month USD-
				LIBOR-BBA	2.159%	2,371,312

	35,944,000	—	10/3/41	2.804%	3 month USD-
					LIBOR-BBA	(824,807)

	2,001,000	—	8/4/21	2.81125%	3 month USD-
					LIBOR-BBA	(139,000)

	12,900,000	—	8/4/16	1.54375%	3 month USD-
					LIBOR-BBA	(227,533)

	69,069,000	4,344,440	7/26/21	4.5475%	3 month USD-
					LIBOR-BBA	(11,592,534)

	138,138,000	8,692,334	7/26/21	4.52%	3 month USD-
					LIBOR-BBA	(22,830,792)

	10,600,000	—	8/8/41	3.5825%	3 month USD-
					LIBOR-BBA	(2,025,980)

	25,227,000	—	8/8/41	3.517%	3 month USD-
					LIBOR-BBA	(4,473,093)

	35,119,000	—	8/18/21	2.35%	3 month USD-
					LIBOR-BBA	(902,876)

	224,257,200	459,713	8/25/20	3 month USD-
				LIBOR-BBA	2.10%	3,045,299

	58,502,100	149,948	8/25/21	3 month USD-
				LIBOR-BBA	2.24%	1,026,284

	65,000,000	—	8/31/21	3 month USD-
				LIBOR-BBA	2.425%	2,067,837

	147,396,000	9,499,672	8/17/21	4.49%	3 month USD-
					LIBOR-BBA	(23,430,529)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
SEK	102,973,800	$—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	$(92,063)

SEK	103,112,000	—	10/4/21	2.50%	3 month SEK-
					STIBOR-SIDE	(16,954)

SEK	378,275,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(2,833,516)

SEK	365,400,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(2,754,131)

Credit Suisse International
	$491,508,700	(141,193)	5/27/21	3.21%	3 month USD-
					LIBOR-BBA	(55,506,262)

	267,527,000	—	6/30/21	3 month USD-
				LIBOR-BBA	3.159%	28,155,882

	25,293,000	—	9/16/21	3 month USD-
				LIBOR-BBA	2.20375%	250,471

	352,665,500	—	9/21/13	0.50%	3 month USD-
					LIBOR-BBA	493,389

	20,470,000	—	9/22/21	2.15125%	3 month USD-
					LIBOR-BBA	(94,348)

	61,905,000	—	9/29/13	3 month USD-
				LIBOR-BBA	0.52375%	(63,217)

	826,173,950	—	10/3/20	2.055%	3 month USD-
					LIBOR-BBA	(3,899,541)

	751,094,400	—	10/3/21	3 month USD-
				LIBOR-BBA	2.172%	4,213,640

	988,351,500	(1,317,266)	3/14/16	3 month USD-
				LIBOR-BBA	2.35%	53,286,982

	381,800,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(2,134,262)

	102,000,000	—	7/22/21	3 month USD-
				LIBOR-BBA	3.063%	9,567,781

	645,412,900	(132,044)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	(27,411,770)

	872,743,600	1,591,500	8/15/16	3 month USD-
				LIBOR-BBA	1.21%	2,126,056

	1,136,000	—	8/18/41	3.3688%	3 month USD-
					LIBOR-BBA	(164,965)

	9,815,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(817,859)

	1,427,000	—	8/26/21	2.362%	3 month USD-
					LIBOR-BBA	(37,333)

	451,243,400	—	8/31/21	2.43125%	3 month USD-
					LIBOR-BBA	(14,619,425)

	144,665,600	—	8/31/41	3 month USD-
				LIBOR-BBA	3.264%	17,805,739

	81,453,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	604,542

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$19,835,000	$—	9/14/41	2.944%	3 month USD-
					LIBOR-BBA	$(1,064,907)

	1,296,679,200	92,459	5/27/13	0.72%	3 month USD-
					LIBOR-BBA	(6,386,326)

CHF	65,777,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(365,208)

GBP	81,675,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	4,038,643

MXN	364,910,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	404,545

Deutsche Bank AG
	$54,049,000	—	9/14/21	2.145%	3 month USD-
					LIBOR-BBA	(251,382)

	30,504,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	1,676,229

	107,961,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(202,741)

	89,598,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(1,091,455)

	364,878,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(402,287)

	54,132,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.165%	289,064

	37,919,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	277,966

	944,198,800	—	10/3/20	2.034%	3 month USD-
					LIBOR-BBA	(2,794,828)

	858,393,600	—	10/3/21	3 month USD-
				LIBOR-BBA	2.153%	3,313,399

	49,661,070	—	10/4/13	3 month USD-
				LIBOR-BBA	0.56125%	(16,348)

	34,030,000	—	10/4/14	3 month USD-
				LIBOR-BBA	0.7175%	(21,606)

	327,042,300	(178,407)	7/18/14	0.96%	3 month USD-
					LIBOR-BBA	(3,065,980)

	257,422,900	(394,786)	7/18/21	3.04%	3 month USD-
					LIBOR-BBA	(24,076,182)

	34,559,000	—	7/27/41	3.95%	3 month USD-
					LIBOR-BBA	(9,323,328)

	14,942,833	—	8/10/41	3 month USD-
				LIBOR-BBA	3.455%	2,451,636

	525,421,200	—	8/12/16	3 month USD-
				LIBOR-BBA	1.255%	1,580,708

	860,492,900	151,712	12/31/14	1.91%	3 month USD-
					LIBOR-BBA	(34,892,565)

	108,275,800	—	8/12/41	3.32%	3 month USD-
					LIBOR-BBA	(14,661,534)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$142,950,600		$—	8/15/41	3.300791%	3 month USD-
					LIBOR-BBA	$(18,742,834)

104,339,200		—	8/16/21	3 month USD-
				LIBOR-BBA	2.4775%	3,927,979

246,364,600		—	8/16/16	3 month USD-
				LIBOR-BBA	1.24%	497,501

89,703,800		—	8/16/21	2.435%	3 month USD-
					LIBOR-BBA	(3,024,195)

1,332,800		—	8/16/41	3.36%	3 month USD-
					LIBOR-BBA	(191,283)

167,574,400		—	8/17/18	1.84%	3 month USD-
					LIBOR-BBA	(2,110,472)

109,006,900		—	8/22/21	3 month USD-
				LIBOR-BBA	2.218%	1,436,925

127,446,100		—	8/24/16	1.23%	3 month USD-
					LIBOR-BBA	(128,541)

213,898,800		—	8/24/21	2.271%	3 month USD-
					LIBOR-BBA	(3,834,886)

137,359,800		—	8/24/41	3 month USD-
				LIBOR-BBA	3.081%	11,546,603

323,268,800		—	8/30/21	2.4075%	3 month USD-
					LIBOR-BBA	(9,682,772)

89,139,400		—	8/30/41	3 month USD-
				LIBOR-BBA	3.2425%	10,492,468

4,000,000		—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(120,592)

152,313,600		—	9/12/21	3 month USD-
				LIBOR-BBA	2.2125%	1,678,486

94,186,900		—	9/12/41	3.065%	3 month USD-
					LIBOR-BBA	(7,469,951)

6,295,000		—	9/14/16	1.175%	3 month USD-
					LIBOR-BBA	18,929

246,010,752		4,194,483	7/21/21	3.55%	3 month USD-
					LIBOR-BBA	(29,981,030)

130,665,214		(4,181,287)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	34,577,878

EUR	299,300,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(37,441,462)

KRW	49,852,000,000	—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(51,265)

KRW	49,744,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(1,253,142)

KRW	49,744,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(1,293,725)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
KRW	49,330,000,000	$—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	$(1,290,614)

MXN	364,910,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	518,704

Goldman Sachs International
$149,664,000		—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	(1,858,005)

72,292,500		—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	5,466,031

11,734,000		—	9/20/41	3.065%	3 month USD-
					LIBOR-BBA	(923,456)

952,190,300		1,557,315	2/15/15	2.16%	3 month USD-
					LIBOR-BBA	(43,034,127)

257,550,500		—	9/21/13	0.50%	3 month USD-
					LIBOR-BBA	360,320

65,303,000		—	9/21/21	3 month USD-
				LIBOR-BBA	2.188%	526,986

370,112,500		—	9/22/13	0.478%	3 month USD-
					LIBOR-BBA	680,729

282,835,000		—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(370,349)

72,835,000		—	9/26/21	3 month USD-
				LIBOR-BBA	1.93875%	(1,114,409)

185,337,246		(6,737,009)	9/29/41	3 month USD-
				LIBOR-BBA	3.99%	43,776,913

35,473,000		—	9/28/41	2.69625%	3 month USD-
					LIBOR-BBA	(20,732)

354,496,000		—	9/28/13	3 month USD-
				LIBOR-BBA	0.5125%	(438,697)

1,700,000		—	9/29/41	3 month USD-
				LIBOR-BBA	2.87%	63,018

42,855,000		—	9/29/21	3 month USD-
				LIBOR-BBA	2.15125%	174,815

40,493,000		—	10/3/13	3 month USD-
				LIBOR-BBA	0.558%	(14,982)

1,507,000		—	7/1/41	3 month USD-
				LIBOR-BBA	4.02625%	434,223

498,601,800		—	7/5/21	3.2525%	3 month USD-
					LIBOR-BBA	(56,196,980)

49,749,200		—	7/5/41	3 month USD-
				LIBOR-BBA	4.055%	14,619,609

187,725,800		—	7/19/21	3 month USD-
				LIBOR-BBA	3.075%	17,863,354

31,692,000		—	7/21/21	3.06125%	3 month USD-
					LIBOR-BBA	(2,969,808)

25,777,000		—	7/21/41	3.935%	3 month USD-
					LIBOR-BBA	(6,885,227)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$7,052,000	$—	7/25/41	3 month USD-
			LIBOR-BBA	3.9325%	$1,877,395

245,540,700 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(1,220,337)

202,554,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.127%	20,149,048

381,724,000	—	7/26/21	3.09125%	3 month USD-
				LIBOR-BBA	(36,680,074)

137,552,000	—	7/26/41	3 month USD-
			LIBOR-BBA	3.93625%	36,714,865

10,581,000	—	7/27/21	3.062%	3 month USD-
				LIBOR-BBA	(987,328)

47,893,000	—	7/28/41	3.935%	3 month USD-
				LIBOR-BBA	(12,763,971)

91,921,000	—	8/1/21	3 month USD-
			LIBOR-BBA	3.0625%	8,543,493

34,669,000	—	8/2/41	3.8725%	3 month USD-
				LIBOR-BBA	(8,766,777)

62,884,000	—	8/2/21	3.00125%	3 month USD-
				LIBOR-BBA	(5,484,295)

41,602,000	—	8/2/41	3.81625%	3 month USD-
				LIBOR-BBA	(10,026,023)

31,372,000	—	8/3/41	3.754%	3 month USD-
				LIBOR-BBA	(7,146,120)

43,847,000	—	8/4/41	3.718%	3 month USD-
				LIBOR-BBA	(9,649,444)

31,008,000	—	8/4/41	3.711%	3 month USD-
				LIBOR-BBA	(6,778,340)

7,110,000	—	8/4/41	3 month USD-
			LIBOR-BBA	3.6225%	1,421,428

82,849,000	—	8/5/41	3.593%	3 month USD-
				LIBOR-BBA	(16,039,097)

65,266,000	—	8/5/21	3 month USD-
			LIBOR-BBA	2.722%	3,990,327

14,757,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(2,511,969)

16,607,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.54%	3,023,694

24,423,000	—	8/10/41	3.435%	3 month USD-
				LIBOR-BBA	(3,904,001)

16,907,500	—	8/15/41	3.2475%	3 month USD-
				LIBOR-BBA	(2,026,803)

40,774,900	—	8/15/41	3.365%	3 month USD-
				LIBOR-BBA	(5,898,338)

208,678,700	—	8/16/21	3 month USD-
			LIBOR-BBA	2.47%	7,710,024

24,510,000	—	8/18/21	2.3425%	3 month USD-
				LIBOR-BBA	(613,242)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$13,530,000	$—	8/24/41	3 month USD-
				LIBOR-BBA	3.075%	$1,120,214

	5,580,000	—	8/24/16	1.235%	3 month USD-
					LIBOR-BBA	(6,996)

	63,620,000	—	8/24/21	3 month USD-
				LIBOR-BBA	2.2625%	1,090,432

	731,150,200	(2,089,868)	5/9/20	3 month USD-
				LIBOR-BBA	3.15%	77,799,354

	53,212,000	—	9/1/20	2.225%	3 month USD-
					LIBOR-BBA	(1,145,275)

	2,578,000	—	9/1/41	3.195%	3 month USD-
					LIBOR-BBA	(277,190)

	29,691,000	—	9/6/21	2.2575%	3 month USD-
					LIBOR-BBA	(464,312)

	1,215,994,400	(755,086)	5/20/13	0.71%	3 month USD-
					LIBOR-BBA	(6,692,476)

	14,257,000	—	9/13/21	2.16625%	3 month USD-
					LIBOR-BBA	(95,439)

	14,915,000	—	9/13/41	3.023%	3 month USD-
					LIBOR-BBA	(1,049,905)

EUR	178,830,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	4,107,389

EUR	54,700,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	81,853

EUR	242,900,000	—	9/29/13	1.47%	6 month EUR-
					EURIBOR-
					REUTERS	197,231

EUR	97,800,000	—	9/29/15	6 month EUR-
				EURIBOR-
				REUTERS	1.775%	21,010

EUR	249,000,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	372,604

EUR	9,800,000	—	9/29/41	6 month EUR-
				EURIBOR-
				REUTERS	2.745%	63,609

EUR	309,320,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(5,755,517)

GBP	70,096,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	133,599

GBP	36,428,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	(599,576)

GBP	66,299,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	328,335

GBP	63,643,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(3,537,587)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	63,644,000 E	$—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	$(2,988,801)

KRW	58,213,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	113,786

KRW	69,266,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(1,603,023)

KRW	47,671,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(1,213,086)

KRW	87,852,491,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	1,372,897

SEK	59,830,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(128,664)

JPMorgan Chase Bank, N.A.
	$36,780,200	—	3/9/26	3 month USD-
				LIBOR-BBA	4.07%	7,551,026

	717,700,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(4,098,067)

	385,700,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(2,267,916)

	398,381,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.51375%	(471,261)

	364,878,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(402,287)

	140,126,000	(4,694,221)	9/8/41	3 month USD-
				LIBOR-BBA	4.0275%	34,858,964

	553,881,000	—	7/14/16	3 month USD-
				LIBOR-BBA	1.8325%	18,318,560

	133,553,000	—	7/19/21	3.074%	3 month USD-
					LIBOR-BBA	(12,696,166)

	89,009,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.18%	598,214

	37,580,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.203%	329,237

	70,874,000	—	10/3/21	3 month USD-
				LIBOR-BBA	2.184%	476,273

	6,614,000	—	10/4/41	2.75%	3 month USD-
					LIBOR-BBA	(75,291)

	184,273,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.58%	7,795

	32,398,000	—	8/4/21	2.76%	3 month USD-
					LIBOR-BBA	(2,097,251)

	21,022,000	—	8/8/41	3.466%	3 month USD-
					LIBOR-BBA	(3,501,185)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$12,613,000	$—	8/8/41	3.4275%	3 month USD-
					LIBOR-BBA	$(1,998,176)

	11,208,000	—	8/9/41	3.485%	3 month USD-
					LIBOR-BBA	(1,910,673)

	11,400,000	—	8/11/21	2.5825%	3 month USD-
					LIBOR-BBA	(544,492)

	19,437,000	—	8/19/21	2.356%	3 month USD-
					LIBOR-BBA	(508,963)

	24,934,000	—	8/19/41	3.217%	3 month USD-
					LIBOR-BBA	(2,820,777)

	68,090,000	—	8/19/21	3 month USD-
				LIBOR-BBA	2.296%	1,405,735

	40,620,000	—	8/23/41	3 month USD-
				LIBOR-BBA	3.088%	3,477,937

	23,205,000	—	8/30/21	3 month USD-
				LIBOR-BBA	2.4225%	727,133

	61,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(1,839,021)

	35,714,000	—	9/2/21	3 month USD-
				LIBOR-BBA	2.35%	874,974

	147,297,000	9,231,839	7/26/21	4.46%	3 month USD-
					LIBOR-BBA	(23,564,120)

	147,297,000	9,250,252	7/26/21	4.525%	3 month USD-
					LIBOR-BBA	(24,430,574)

	220,945,500	13,981,985	7/27/21	4.745%	3 month USD-
					LIBOR-BBA	(41,016,515)

	1,279,500,000	—	5/9/13	0.7475%	3 month USD-
					LIBOR-BBA	(7,355,336)

	14,126,000	—	9/2/41	3 month USD-
				LIBOR-BBA	3.187%	1,493,877

	172,298,000	—	9/14/21	3 month USD-
				LIBOR-BBA	2.124%	468,837

	230,720,000	—	9/14/21	2.1575%	3 month USD-
					LIBOR-BBA	(1,339,768)

	17,765,000	—	9/15/41	2.984%	3 month USD-
					LIBOR-BBA	(1,101,820)

	51,880,000	—	9/19/21	3 month USD-
				LIBOR-BBA	2.266%	798,879

	47,180,000	—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	(27,195)

CAD	76,043,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	157,318

CAD	116,683,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(241,395)

CAD	41,210,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	85,256

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
CAD	23,859,000	$—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	$(8,605)

EUR	412,460,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	10,463,962

EUR	412,460,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(10,049,512)

JPY	8,172,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(4,209,404)

JPY	13,447,610,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(1,948,036)

JPY	13,410,360,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	1,232,438

JPY	2,192,700,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	902,567

JPY	2,948,000,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(605,777)

JPY	3,797,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(50,641)

MXN	232,234,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(139,527)

MXN	299,735,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(178,102)

MXN	52,130,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	85,387

MXN	325,230,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	482,142

MXN	778,041,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	1,153,417

MXN	325,230,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	(137,703)

MXN	528,640,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	68,051

UBS, AG
AUD	89,006,000	—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	(215,711)

AUD	79,532,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	59,784

CHF	419,232,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(5,751,183)

Total						$(268,861,381)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11
		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$11,852,068	1/12/40	5.00% (1 month	Synthetic MBX	$(31,374)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

4,833,271	1/12/41	3.50% (1 month	Synthetic TRS	(114,288)
		USD-LIBOR)	Index 3.50%
			30 year Fannie Mae
			pools

4,329,552	1/12/41	5.00% (1 month	Synthetic TRS	(49,552)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

4,833,271	1/12/41	3.50% (1 month	Synthetic MBX	24,192
		USD-LIBOR)	Index 3.50%
			30 year Fannie Mae
			pools

4,749,598	1/12/41	4.00% (1 month	Synthetic MBX	2,745
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

4,433,194	1/12/41	4.50% (1 month	Synthetic MBX	(7,353)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

3,700,036	1/12/41	(5.00%) 1 month	Synthetic TRS	42,347
		USD-LIBOR	Index 5.00%
			30 year Fannie Mae
			pools

10,117,114	1/12/40	4.50% (1 month	Synthetic MBX	(12,039)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

47,562,576	1/12/38	(6.50%) 1 month	Synthetic TRS	722,286
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

14,712,418	1/12/40	5.00% (1 month	Synthetic MBX	(38,946)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

11,014,382	1/12/41	5.00% (1 month	Synthetic MBX	(30,894)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

24,287,964	1/12/38	(6.50%) 1 month	Synthetic MBX	189,417
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$50,293,667	1/12/38	(6.50%) 1 month	Synthetic MBX	$392,230
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

36,254,807	1/12/41	5.00% (1 month	Synthetic MBX	(101,691)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

15,107,502	1/12/40	4.00% (1 month	Synthetic MBX	29,995
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

1,765,433	1/12/40	4.00% (1 month	Synthetic TRS	(46,515)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

72,920,000	4/7/16	(2.63%)	USA Non Revised	(2,621,108)
			Consumer Price
			Index — Urban
			(CPI-U)

76,879,008	1/12/38	(6.50%) 1 month	Synthetic MBX	599,563
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

49,803,063	1/12/40	4.00% (1 month	Synthetic MBX	98,881
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

922,532	1/12/41	(4.50%) 1 month	Synthetic TRS	18,158
		USD-LIBOR	Index 4.50%
			30 year Ginnie
			Mae II pools

100,875,491	1/12/40	4.50% (1 month	Synthetic MBX	(120,038)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

195,362,397	1/12/41	5.00% (1 month	Synthetic MBX	(547,971)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

66,755,039	1/12/40	5.00% (1 month	Synthetic TRS	(920,290)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

55,157,633	1/12/41	5.00% (1 month	Synthetic MBX	(154,711)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$10,385,405	1/12/40	5.00% (1 month	Synthetic MBX	$(27,492)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	33,678,159	1/12/40	5.00% (1 month	Synthetic MBX	(89,151)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	24,416,003	1/12/40	5.00% (1 month	Synthetic MBX	(64,633)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	362,893	1/12/39	(6.00%)1 month	Synthetic TRS	(6,002)
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

	3,984,073	1/12/38	(6.50%) 1 month	Synthetic TRS	60,502
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

	60,883,697	1/12/41	5.00% (1 month	Synthetic TRS	(1,277,348)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

Citibank, N.A.
	5,883,862	1/12/41	5.00% (1 month	Synthetic MBX	(16,504)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	35,394,092	1/12/41	5.00% (1 month	Synthetic MBX	(99,277)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

GBP	73,890,000	5/18/13	(3.38%)	GBP Non-revised	1,397,336
				UK Retail Price
				Index

Credit Suisse International
	$8,078,167	1/12/41	4.50% (1 month	Synthetic MBX	(31,553)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	20,781,852	1/12/41	5.00% (1 month	Synthetic MBX	(58,291)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	104,914,023	1/12/41	4.50% (1 month	Synthetic MBX	(125,165)
			USD-LIBOR)	Index 4.50%
				30 year Ginnie
				Mae II pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$4,329,552	1/12/41	5.00% (1 month	Synthetic MBX	$(12,144)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

34,813,136	1/12/38	(6.50%) 1 month	Synthetic MBX	271,500
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

8,276,987	1/12/40	5.00% (1 month	Synthetic TRS	(114,107)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

1,387,671	1/12/34	5.00% (1 month	Synthetic MBX	(4,974)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

1,912,920	1/12/36	5.00% (1 month	Synthetic MBX	(7,155)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

2,185,914	1/12/39	5.00% (1 month	Synthetic MBX	(6,466)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

Deutsche Bank AG
9,016,072	1/12/40	4.00% (1 month	Synthetic MBX	17,901
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

34,813,136	1/12/38	(6.50%) 1 month	Synthetic MBX	271,500
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

4,433,194	1/12/41	(4.50%) 1 month	Synthetic TRS	73,376
		USD-LIBOR	Index 4.50%
			30 year Fannie Mae
			pools

962,539	1/12/34	5.50% (1 month	Synthetic MBX	(5,304)
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

1,777,271	1/12/36	5.50% (1 month	Synthetic MBX	(12,294)
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$15,129,523	1/12/40	5.00% (1 month	Synthetic TRS	$(208,577)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

4,749,598	1/12/41	4.00% (1 month	Synthetic TRS	(127,376)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

4,433,194	1/12/41	4.50% (1 month	Synthetic TRS	(73,376)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

41,680,000	3/1/16	2.47%	USA Non Revised	914,042
			Consumer Price
			Index — Urban
			(CPI-U)

31,260,000	3/3/16	2.45%	USA Non Revised	656,773
			Consumer Price
			Index — Urban
			(CPI-U)

23,965,273	1/12/40	5.00% (1 month	Synthetic TRS	(330,387)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

27,582,564	1/12/40	5.00% (1 month	Synthetic TRS	(380,256)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

7,076,418	1/12/39	(6.00%) 1 month	Synthetic MBX	51,503
		USD-LIBOR	Index 6.00%
			30 year Fannie Mae
			pools

7,542,846	1/12/38	6.50% (1 month	Synthetic MBX	(58,825)
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

8,156,077	1/12/40	(5.00%) 1 month	Synthetic MBX	21,590
		USD-LIBOR	Index 5.00%
			30 year Fannie Mae
			pools

6,913,089	1/12/39	5.50% (1 month	Synthetic MBX	(45,648)
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

8,380,490	1/12/40	(4.50%) 1 month	Synthetic MBX	9,972
		USD-LIBOR	Index 4.50%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$62,845,124	1/12/39	(6.00%) 1 month	Synthetic TRS	$1,039,477
		USD-LIBOR	Index 6.00%
			30 year Fannie Mae
			pools

863,231	1/12/41	5.00% (1 month	Synthetic TRS	(18,111)
		USD-LIBOR)	Index 5.00%
			30 year Ginnie
			Mae II pools

964,696	1/12/41	(4.00%) 1 month	Synthetic TRS	19,093
		USD-LIBOR	Index 4.00%
			30 year Ginnie
			Mae II pools

Total				$(1,072,807)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Ford Motor Credit
Co., 7%, 10/1/13	Ba2	$—	$6,000,000	3/20/12	285 bp	$45,485

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(147,863)	16,610,000	12/20/19	(100 bp)	2,631,148

Ukraine (Government
of), 7.65%, 6/11/13	B2	—	4,715,000	10/20/11	194 bp	28,845

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa2	—	3,770,000	10/20/17	105 bp	(192,785)

Russian Federation,
7 1/2%, 3/31/30	—	—	987,500	4/20/13	(112 bp)	11,887

United Mexican
States, 7.5%, 4/8/33	Baa1	—	6,115,000	3/20/14	56 bp	(130,964)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 2,045,000	9/20/13	715 bp	212,128

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB-	—	EUR 1,975,000	9/20/13	477 bp	74,963

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB-	—	EUR 1,975,000	9/20/13	535 bp	104,513

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Ca	—	EUR 1,835,000	3/20/13	680 bp	(1,752,512)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series
17 Version 1 Index	B+	$3,269,339	$32,899,000	12/20/16	500 bp	$(714,182)

Republic of
Argentina, 8.28%,
12/31/33	B3	—	2,860,000	6/20/14	235 bp	(499,689)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	495,000	9/20/13	276 bp	3,734

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	—	5,020,000	11/20/11	(170 bp)	(33,472)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	3,545,000	10/20/12	339 bp	(83,413)

Total						$(294,314)

*Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2011.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$369,743,976	$712,997

Convertible bonds and notes	—	4,757,315	—

Corporate bonds and notes	—	1,593,910,341	18,001

Foreign government and agency bonds and notes	—	384,086,967	—

Mortgage-backed securities	—	1,259,729,666	—

Purchased options outstanding	—	349,100,415	—

Senior loans	—	84,430,345	—

U.S. Government and Agency Mortgage Obligations	—	69,091,155	—

U.S. Treasury Obligations	—	46,731,458	—

Short-term investments	88,876,286	878,368,906	—

Totals by level	$88,876,286	$5,039,950,544	$730,998

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$44,607,173	$—

Futures contracts	11,072,770	—	—

Written options	—	(590,642,951)	—

Interest rate swap contracts	—	(333,658,537)	—

Total return swap contracts	—	(1,072,807)	—

Credit default contracts	—	(3,415,790)	—

Totals by level	$11,072,770	$(884,182,912)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,108,621,281)	$5,040,681,542
Affiliated issuers (identified cost $88,876,286) (Note 6)	88,876,286

Cash	1,098,643

Interest and other receivables	56,084,718

Receivable for shares of the fund sold	7,427,852

Receivable for investments sold	39,092,869

Receivable for sales of delayed delivery securities (Note 1)	1,047,794

Unrealized appreciation on swap contracts (Note 1)	1,066,572,699

Receivable for variation margin (Note 1)	2,901,925

Unrealized appreciation on forward currency contracts (Note 1)	58,514,216

Premiums paid on swap contracts (Note 1)	28,036,298

Total assets	6,390,334,842

LIABILITIES

Payable for investments purchased	33,645,984

Payable for purchases of delayed delivery securities (Note 1)	76,877,033

Payable for shares of the fund repurchased	33,249,697

Payable for compensation of Manager (Note 2)	1,991,543

Payable for investor servicing fees (Note 2)	519,602

Payable for custodian fees (Note 2)	111,219

Payable for Trustee compensation and expenses (Note 2)	546,546

Payable for administrative services (Note 2)	23,161

Payable for distribution fees (Note 2)	2,409,434

Unrealized depreciation on forward currency contracts (Note 1)	13,907,043

Written options outstanding, at value (premiums received $401,214,708) (Notes 1 and 3)	590,642,951

Premiums received on swap contracts (Note 1)	95,954,930

Unrealized depreciation on swap contracts (Note 1)	1,336,801,201

Collateral on certain derivative contracts, at value (Note 1)	51,910,698

Other accrued expenses	415,810

Total liabilities	2,239,006,852

Net assets	$4,151,327,990

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$5,067,612,368

Distributions in excess of net investment income (Note 1)	(34,423,756)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(410,239,012)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(471,621,610)

Total — Representing net assets applicable to capital shares outstanding	$4,151,327,990

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,162,131,182 divided by 294,235,243 shares)	$7.35

Offering price per class A share (100/96.00 of $7.35)*	$7.66

Net asset value and offering price per class B share ($81,208,442 divided by 11,143,442 shares)**	$7.29

Net asset value and offering price per class C share
($776,778,342 divided by 107,177,828 shares)**	$7.25

Net asset value and redemption price per class M share
($312,811,805 divided by 43,147,439 shares)	$7.25

Offering price per class M share (100/96.75 of $7.25)†	$7.49

Net asset value, offering price and redemption price per class R share
($4,314,638 divided by 592,861 shares)	$7.28

Net asset value, offering price and redemption price per class Y share
($814,083,581 divided by 111,451,267 shares)	$7.30

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/11

INVESTMENT INCOME

Interest (net of foreign tax of $820,816) (including interest income of $358,291
from investments in affiliated issuers) (Note 6)	$337,108,353

EXPENSES

Compensation of Manager (Note 2)	28,331,256

Investor servicing fees (Note 2)	6,925,818

Custodian fees (Note 2)	282,249

Trustee compensation and expenses (Note 2)	432,767

Administrative services (Note 2)	151,251

Distribution fees — Class A (Note 2)	6,520,788

Distribution fees — Class B (Note 2)	972,977

Distribution fees — Class C (Note 2)	9,019,008

Distribution fees — Class M (Note 2)	1,964,664

Distribution fees — Class R (Note 2)	22,625

Other	1,502,679

Total expenses	56,126,082

Expense reduction (Note 2)	(36,115)

Net expenses	56,089,967

Net investment income	281,018,386

Net realized gain on investments (Notes 1 and 3)	280,464,253

Net realized loss on swap contracts (Note 1)	(131,431,324)

Net realized loss on futures contracts (Note 1)	(58,396,823)

Net realized loss on foreign currency transactions (Note 1)	(87,561,406)

Net realized gain on written options (Notes 1 and 3)	95,187,656

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	24,232,981

Net unrealized depreciation of investments, futures contracts, swap contracts and
written options during the year	(489,067,873)

Net loss on investments	(366,572,536)

Net decrease in net assets resulting from operations	$(85,554,150)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/11	Year ended 9/30/10

Operations:
Net investment income	$281,018,386	$321,688,395

Net realized gain on investments
and foreign currency transactions	98,262,356	286,168,036

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(464,834,892)	(32,898,222)

Net increase (decrease) in net assets resulting from operations	(85,554,150)	574,958,209

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(192,305,906)	(246,442,176)

Class B	(6,504,341)	(12,030,597)

Class C	(60,504,187)	(69,763,924)

Class M	(28,823,474)	(65,530,661)

Class R	(323,224)	(476,907)

Class Y	(87,566,203)	(101,862,507)

Increase in capital from settlement payments (Note 8)	5,923	—

Redemption fees (Note 1)	—	24,680

Increase (decrease) from capital share transactions (Note 4)	(42,124,520)	2,064,935,305

Total increase (decrease) in net assets	(503,700,082)	2,143,811,422

NET ASSETS

Beginning of year	4,655,028,072	2,511,216,650

End of year (including distributions in excess of net investment income of $34,423,756 and undistributed net investment
income of $28,729,422, respectively)	$4,151,327,990	$4,655,028,072

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2011	$8.08	.45	(.58)	(.13)	(.60)	(.60)	—	— [e,f]	$7.35	(2.04)	$2,162,131.98		.98	5.57	165
September 30, 2010	7.89	.72	.63	1.35	(1.16)	(1.16)	— [e]	—	8.08	18.39	2,328,480	1.01 [g]	1.01	8.96	95
September 30, 2009	8.10	.49	(.02)	.47	(.68)	(.68)	— [e]	— [e,h]	7.89	8.23	1,334,298	1.13 [g,i]	1.09 [i]	7.44 [i]	223
September 30, 2008	9.91	.69	(1.90)	(1.21)	(.60)	(.60)	— [e]	—	8.10	(12.80)	1,084,321	1.04 [i]	1.04 [i]	7.36 [i]	157
September 30, 2007	9.93	.52	— [e]	.52	(.54)	(.54)	— [e]	—	9.91	5.36	1,457,286	.98 [i]	.98 [i]	5.17 [i]	74

Class B
September 30, 2011	$8.01	.39	(.57)	(.18)	(.54)	(.54)	—	— [e,f]	$7.29	(2.69)	$81,208	1.73	1.73	4.88	165
September 30, 2010	7.83	.66	.62	1.28	(1.10)	(1.10)	— [e]	—	8.01	17.50	96,346	1.76 [g]	1.76	8.36	95
September 30, 2009	8.04	.42	— [e]	.42	(.63)	(.63)	— [e]	— [e,h]	7.83	7.43	83,497	1.88 [g,i]	1.84 [i]	6.41 [i]	223
September 30, 2008	9.83	.61	(1.88)	(1.27)	(.52)	(.52)	— [e]	—	8.04	(13.40)	109,173	1.79 [i]	1.79 [i]	6.57 [i]	157
September 30, 2007	9.85	.44	.01	.45	(.47)	(.47)	— [e]	—	9.83	4.61	201,481	1.73 [i]	1.73 [i]	4.45 [i]	74

Class C
September 30, 2011	$7.97	.38	(.56)	(.18)	(.54)	(.54)	—	— [e,f]	$7.25	(2.68)	$776,778	1.73	1.73	4.82	165
September 30, 2010	7.80	.64	.63	1.27	(1.10)	(1.10)	— [e]	—	7.97	17.47	797,345	1.76 [g]	1.76	8.10	95
September 30, 2009	8.03	.48	(.07)	.41	(.64)	(.64)	— [e]	— [e,h]	7.80	7.27	298,231	1.88 [g,i]	1.84 [i]	7.12 [i]	223
September 30, 2008	9.84	.61	(1.89)	(1.28)	(.53)	(.53)	— [e]	—	8.03	(13.57)	115,325	1.79 [i]	1.79 [i]	6.62 [i]	157
September 30, 2007	9.87	.44	— [e]	.44	(.47)	(.47)	— [e]	—	9.84	4.49	129,666	1.73 [i]	1.73 [i]	4.42 [i]	74

Class M
September 30, 2011	$7.97	.43	(.57)	(.14)	(.58)	(.58)	—	— [e,f]	$7.25	(2.22)	$312,812	1.23	1.23	5.44	165
September 30, 2010	7.79	.70	.62	1.32	(1.14)	(1.14)	— [e]	—	7.97	18.13	436,826	1.26 [g]	1.26	8.92	95
September 30, 2009	8.02	.45	(.01)	.44	(.67)	(.67)	— [e]	— [e,h]	7.79	7.81	460,240	1.38 [g,i]	1.34 [i]	6.98 [i]	223
September 30, 2008	9.81	.66	(1.88)	(1.22)	(.57)	(.57)	— [e]	—	8.02	(12.95)	514,664	1.29 [i]	1.29 [i]	7.10 [i]	157
September 30, 2007	9.84	.49	— [e]	.49	(.52)	(.52)	— [e]	—	9.81	5.05	745,508	1.23 [i]	1.23 [i]	4.96 [i]	74

Class R
September 30, 2011	$8.00	.43	(.57)	(.14)	(.58)	(.58)	—	— [e,f]	$7.28	(2.21)	$4,315	1.23	1.23	5.34	165
September 30, 2010	7.82	.70	.62	1.32	(1.14)	(1.14)	— [e]	—	8.00	18.08	4,185	1.26 [g]	1.26	8.82	95
September 30, 2009	8.06	.48	(.05)	.43	(.67)	(.67)	— [e]	— [e,h]	7.82	7.68	2,956	1.38 [g,i]	1.34 [i]	7.20 [i]	223
September 30, 2008	9.89	.66	(1.92)	(1.26)	(.57)	(.57)	— [e]	—	8.06	(13.29)	2,756	1.29 [i]	1.29 [i]	7.09 [i]	157
September 30, 2007	9.91	.46	.04	.50	(.52)	(.52)	— [e]	—	9.89	5.13	4,896	1.23 [i]	1.23 [i]	4.66 [i]	74

Class Y
September 30, 2011	$8.04	.46	(.58)	(.12)	(.62)	(.62)	—	— [e,f]	$7.30	(1.89)	$814,084.73		.73	5.79	165
September 30, 2010	7.85	.73	.64	1.37	(1.18)	(1.18)	— [e]	—	8.04	18.84	991,846	.76 [g]	.76	9.18	95
September 30, 2009	8.08	.60	(.13)	.47	(.70)	(.70)	— [e]	— [e,h]	7.85	8.26	331,995	.88 [g,i]	.84 [i]	8.61 [i]	223
September 30, 2008	9.92	.71	(1.93)	(1.22)	(.62)	(.62)	— [e]	—	8.08	(12.88)	82,197	.79 [i]	.79 [i]	7.59 [i]	157
September 30, 2007	9.93	.54	.01	.55	(.56)	(.56)	— [e]	—	9.92	5.72	20,550	.73 [i]	.73 [i]	5.40 [i]	74

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100	101

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% and 0.04% of average net assets for the periods ended September 30, 2010 and September 30, 2009, respectively.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/11

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide that are either investment-grade or below-investment-grade and have intermediate- to long-term maturities (three-years or longer). Putnam Management may consider among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through September 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 25,000 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $5,038,100,000 on purchased options contracts for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,619,000,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/ countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,875,300,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $48,121,100,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $91,993,544 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterpar-ties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $682,087,383 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $659,961,923.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

R) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

S) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2011, the fund had a capital loss carryover of $346,258,489 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$4,275,641	September 30, 2012

13,963,696	September 30, 2015

18,714,447	September 30, 2016

146,525,581	September 30, 2017

162,779,124	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2012 $14,857,862 of losses recognized during the period from November 1, 2010 to September 30, 2011.

T) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, interest-only securities, distribution in excess and interest accrued on foreign bonds. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $31,855,771 to decrease distributions in excess of net investment income and $203,140,675 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $171,284,904.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$295,703,081
Unrealized depreciation	(418,649,760)

Net unrealized depreciation	(122,946,679)
Capital loss carryforward	(346,258,489)
Post-October loss	(14,857,862)
Cost for federal income tax purposes	$5,252,504,507

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion,
0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $36,115 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,719, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $898,473 and $7,390 from the sale of class A and class M shares, respectively, and received $164,666 and $144,850 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $24,273 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,118,782,350 and $7,430,114,786, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $17,633,438 and $17,645,313, respectively.

Written option transactions during the reporting period are summarized as follows:

		Contract amounts	Premiums received

Written options outstanding at the	USD	5,115,352,440	$299,099,514
beginning of the reporting period	CHF	—	$—

Options opened	USD	8,165,648,978	299,113,196
	CHF	800,640,000	879,514

Options exercised	USD	(4,392,534,698)	(187,980,190)
	CHF	—	—

Options expired	USD	(188,092,400)	(8,595,823)
	CHF	—	—

Options closed	USD	(17,452,800)	(708,584)
	CHF	(587,160,000)	(592,919)

Written options outstanding at the	USD	8,682,921,520	$400,928,113
end of the reporting period	CHF	213,480,000	$286,595

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	145,803,639	$1,184,026,196	154,665,822	$1,237,672,467

Shares issued in connection with
reinvestment of distributions	17,896,919	144,000,279	22,201,951	175,493,519

	163,700,558	1,328,026,475	176,867,773	1,413,165,986

Shares repurchased	(157,767,609)	(1,259,582,734)	(57,777,770)	(461,960,217)

Net increase	5,932,949	$68,443,741	119,090,003	$951,205,769

	Year ended 9/30/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	3,496,600	$28,132,839	5,127,624	$40,708,764

Shares issued in connection with
reinvestment of distributions	514,920	4,112,680	1,006,764	7,896,336

	4,011,520	32,245,519	6,134,388	48,605,100

Shares repurchased	(4,892,304)	(39,023,605)	(4,772,005)	(37,995,022)

Net increase (decrease)	(880,784)	$(6,778,086)	1,362,383	$10,610,078

	Year ended 9/30/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	43,420,486	$348,210,666	66,730,096	$527,822,004

Shares issued in connection with
reinvestment of distributions	4,093,116	32,497,121	3,932,320	30,735,278

	47,513,602	380,707,787	70,662,416	558,557,282

Shares repurchased	(40,336,197)	(317,102,440)	(8,897,931)	(70,267,303)

Net increase	7,177,405	$63,605,347	61,764,485	$488,289,979

	Year ended 9/30/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	761,320	$6,107,558	2,371,302	$18,784,290

Shares issued in connection with
reinvestment of distributions	176,009	1,397,539	318,147	2,483,671

	937,329	7,505,097	2,689,449	21,267,961

Shares repurchased	(12,578,834)	(99,754,010)	(6,949,534)	(54,903,618)

Net decrease	(11,641,505)	$(92,248,913)	(4,260,085)	$(33,635,657)

	Year ended 9/30/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	297,861	$2,393,058	233,673	$1,849,913

Shares issued in connection with
reinvestment of distributions	32,670	260,387	51,412	402,715

	330,531	2,653,445	285,085	2,252,628

Shares repurchased	(260,663)	(2,091,129)	(140,101)	(1,112,906)

Net increase	69,868	$562,316	144,984	$1,139,722

	Year ended 9/30/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	102,472,936	$829,019,056	120,399,707	$959,062,690

Shares issued in connection with
reinvestment of distributions	5,173,484	41,457,881	6,100,578	48,023,811

	107,646,420	870,476,937	126,500,285	1,007,086,501

Shares repurchased	(119,623,407)	(946,185,862)	(45,341,548)	(359,761,087)

Net increase (decrease)	(11,976,987)	$(75,708,925)	81,158,737	$647,325,414

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$3,260,566	Payables	$6,676,356

Foreign exchange
contracts	Receivables	58,514,216	Payables	13,907,043

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Interest rate	appreciation/		appreciation/
contracts	(depreciation)	1,456,070,786*	(depreciation)	2,021,271,896*

Total		$1,517,845,568		$2,041,855,295

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(210,863)	$(210,863)

Foreign exchange
contracts	—	—	(86,368,724)	—	$(86,368,724)

Interest rate contracts	63,994,116	(58,396,823)	—	(131,220,461)	$(125,623,168)

Total	$63,994,116	$(58,396,823)	$(86,368,724)	$(131,431,324)	$(212,202,755)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(737,757)	$(737,757)

Foreign exchange
contracts	—	—	23,849,592	—	$23,849,592

Interest rate contracts	(31,429,650)	12,335,754	—	(25,041,686)	$(44,135,582)

Total	$(31,429,650)	$12,335,754	$23,849,592	$(25,779,443)	$(21,023,747)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $358,291 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,301,527,085 and $2,328,991,543, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $5,850 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $73 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $311,205,509 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2011, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund	State tax-free income funds:
Multi-Cap Core Fund	Arizona, California, Massachusetts, Michigan,
Research Fund	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.
Value
Convertible Securities Fund	Absolute Return
Equity Income Fund	Absolute Return 100 Fund
George Putnam Balanced Fund	Absolute Return 300 Fund
The Putnam Fund for Growth and Income	Absolute Return 500 Fund
International Value Fund	Absolute Return 700 Fund
Multi-Cap Value Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.

Global Health Care Fund	RetirementReady 2055 Fund
Global Industrials Fund	RetirementReady 2050 Fund
Global Natural Resources Fund	RetirementReady 2045 Fund
Global Sector Fund	RetirementReady 2040 Fund
Global Technology Fund	RetirementReady 2035 Fund
Global Telecommunications Fund	RetirementReady 2030 Fund
Global Utilities Fund	RetirementReady 2025 Fund
RetirementReady 2020 Fund
Asset Allocation	RetirementReady 2015 Fund
Putnam Global Asset Allocation Funds —
portfolios with allocations to stocks, bonds,	Putnam Retirement Income Lifestyle
and money market instruments that are	Funds — portfolios with managed
adjusted dynamically within specified ranges	allocations to stocks, bonds, and money
as market conditions change.	market investments to generate
retirement income.
Dynamic Asset Allocation Balanced Fund
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 1
Putnam Asset Allocation: Balanced Portfolio.	Prior to June 16, 2011, this fund was known as
Putnam RetirementReady Maturity Fund.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 2
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 3
Putnam Asset Allocation: Conservative Portfolio.	Prior to June 16, 2011, this fund was known as
Dynamic Asset Allocation Growth Fund	Putnam Income Strategies Fund.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer
	Vice President, Assistant	and Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
KPMG LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN028
270365 11/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2011	$102,977	$--	$6,100	$ —
September 30, 2010	$95,724	$--	$5,800	$ —

For the fiscal years ended September 30, 2011and September 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,100 and $5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2011	$ —	$ —	$ —	$ —

September 30, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 29, 2011